AMENDMENT NO. 1

            AMENDMENT NO. 1, dated as of August 5, 1994 (this "Amendment"), to:

      (i) the CREDIT AGREEMENT, dated as of July 1, 1994 (the "Parent Facility"), among VIACOM INC., a Delaware corporation ("Viacom"), each of the several Banks identified on the signature pages thereof, THE BANK OF NEW YORK, as a Managing Agent and as the Documentation Agent, CITIBANK, N.A., as a Managing Agent and as the Administrative Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Managing Agent, JP MORGAN SECURITIES INC., as the Syndication Agent, BANK OF AMERICA NT&SA, as a Managing Agent, the Banks identified as Agents on the signature pages thereof, as Agents, and the Banks identified as Co-Agents on the signature pages thereof, as Co-Agents; and

      (ii) the CREDIT AGREEMENT, dated as of July 1, 1994 (the "Subsidiary Facility"), among VIACOM CABLEVISION OF DAYTON INC., WNYT INC., WMZQ INC., WVIT INC. and VIACOM INTERNATIONAL INC., each a Delaware corporation (collectively, "Subsidiary Borrowers"), each of the several Banks identified on the signature pages thereof, THE BANK OF NEW YORK, as a Managing Agent and as the Documentation Agent, CITIBANK, N.A., as a Managing Agent and as the Administrative Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Managing Agent, JP MORGAN SECURITIES INC., as the Syndication Agent, BANK OF AMERICA NT&SA, as a Managing Agent, the Banks identified as Agents on the signature pages thereof, as Agents, and the Banks identified as Co-Agents on the signature pages thereof, as Co-Agents.

                              W I T N E S S E T H:

            WHEREAS, the parties who have heretofore entered into the Parent Facility and the Subsidiary Facility now desire to effect a general syndication of the Parent Facility and Subsidiary Facility and the related assignment of the outstanding Loans thereunder by amending certain provisions of such agreements; and

            NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                                   Amendments

            Section 1.1. All references to "Schedule I" in each of the Parent Facility and Subsidiary Facility are hereby amended to refer to Schedule I attached to this Amendment.

            Section 1.2. All references to "Schedule II" in each of the Parent Facility and the Subsidiary Facility are hereby amended to refer to the appropriate Schedule II relating to such agreement and attached to this Amendment.

            Section 1.3 All references to an "Agent" or a "Co-Agent" shall have the meanings set forth in each of the Parent Facility and Subsidiary Facility.

                                   ARTICLE II

                                     Funding

            Section 2.1. Subject to the prior effectiveness of this Amendment, and in order to give effect to the reallocation of the commitments and the outstanding Loans provided for by this Section 2.1, before 11:00 A.M. (New York City time) on August 15, 1994 (the "Effective Date"):

            (i) Each lender that is to become a Bank party to either of the Parent Facility or the Subsidiary Facility (each such lender, a "New Lender") shall make available to the Administrative Agent, for the respective accounts of the Banks that are parties to either of the Parent Facility or the Subsidiary Facility (the "Existing Lenders"), an amount equal to the aggregate of (x) such New Lender's Ratable Portion (as defined in each of the Parent Facility and the Subsidiary Facility, after giving effect to the provisions of Article I of this Amendment (the "Adjusted Ratable Portion")) of the outstanding Loans under (and as defined in) each of the Parent Facility and the Subsidiary Facility, and
      (y) such New Lender's Adjusted Ratable Portion of the Breakage Amount (as defined below), if any, payable by the New Lenders with respect to each Eurodollar Rate Loan outstanding on the Effective Date (other than any Eurodollar Rate Loans with respect to which the Effective Date is the first day of a new Interest Period); and

            (ii) Promptly thereafter (but in any event on the same day), the Administrative Agent shall cause to be distributed in like funds to each Existing Lender, for the account of its Applicable Lending Office, such Existing Lender's Ratable Portion (as defined in each of the Parent Facility and the Subsidiary Facility, but without giving effect to the provisions of Article I of this Agreement (the "Unadjusted Ratable Portion")) of (x) the amount paid by the New Lenders pursuant to clause
      (i) of this Section 2.1 in respect of the reallocation of loans and (y) the Breakage Amount, if any, paid by the New Lenders.

            Section 2.2. Subject to the prior effectiveness of this Amendment, before 11:00 A.M. (New York City time) on the Effective Date:

            (i) Each Existing Lender shall make available to the Administrative Agent, for the respective accounts of the New Lenders, an amount equal to the aggregate of (x) such Existing Lender's Unadjusted Ratable Portion of the Breakage Amount (as defined below), if any, payable by the Existing Lenders, and (y) the Participation Fee (as defined below) payable by such Existing Lender; and

            (ii) Promptly thereafter (but in any event on the same day), the Administrative Agent shall cause to be distributed in like funds to each New Lender, for the account of its Applicable Lending Office, such New Lender's Adjusted Ratable Portion of the (x) Breakage Amount, if any, paid by the Existing Lenders and (y) the aggregate of the Participation Fees paid by the Existing Lenders.

            Section 2.3. The "Breakage Amount" with respect to each Eurodollar Rate Loan shall be the amount calculated in accordance with the following formula:

      Principal Amount x [(New LIBOR - Old LIBOR)/360] x Number of Days
      Remaining

where:

      Principal Amount =  The aggregate of the Adjusted
                          Ratable Portions of the New Lenders of
                          the applicable Eurodollar Rate Loan

      New LIBOR = Eurodollar Rate determined in respect of such Loan for the Interest Period commencing on the Effective Date

      Old LIBOR = Eurodollar Rate in effect with respect to such Loan immediately prior to the Effective Date

      Number of Days Remaining = Number of days remaining in
                                 the Interest Period applicable to such Loan

If such amount is a negative number, the absolute value of such amount shall be payable only by the New Lenders for the account of the Existing Lenders. If such amount is a positive number, such amount shall be payable only by the Existing Lenders to the New Lenders.

            Section 2.3. The "Participation Fee" payable by each Existing Lender shall be the amount set forth with respect to such Existing Lender in the following table:

Category of Existing Lender              Amount of Participation Fee
- ---------------------------              ---------------------------
Managing Agent                                   $67,286.50
Agent                                            $64,851.57
Co-Agent                                         $46,322.55

            Section 2.4 Upon receipt of the monies by the Administrative Agent, as provided in Sections 2.1(i) and 2.2(i), and payment of the monies by the Administrative Agent, as provided in Section 2.1(ii) and 2.2(ii), the Administrative Agent shall make appropriate entries in its books pursuant to
Section 13.7(g) of the Parent Facility and Section 10.7(g) of the Subsidiary Facility to reflect the reallocation of Commitments and Loans effected by this Amendment.

            Section 2.4. The provisions of this Article are solely for the benefit of the Existing Lenders and the New Lenders and may not be enforced by any other party.


                                   ARTICLE III

                                  Effectiveness

            Section 3.1. This Amendment will be effective as of the Effective Date and following the execution thereof by each of Viacom, each Subsidiary Borrower, each Guarantor Subsidiary and each Existing Lender and New Lender identified on the signature pages hereof.

                                   ARTICLE IV

                         Representations and Warranties

            Section 4.1. Each of the Borrower, the Subsidiary Borrowers and the Subsidiary Guarantors hereby represents and warrants that on the Effective Date, both before and after giving effect to this Amendment, no Default or Event of Default shall exist or be continuing under the Parent Facility or the Subsidiary Facility.


                                    ARTICLE V

                                  Miscellaneous

            Section 5.1. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in each of the Parent Facility and the Subsidiary Facility.

            Section 5.2. Except as amended hereby, all of the terms of each of the Parent Facility and the Subsidiary Facility shall remain and continue in full force and effect and are hereby confirmed in all respects.

            Section 5.3. This Amendment shall be a Loan Document for the purposes of the Parent Facility and Subsidiary Facility.

            Section 5.4. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

            Section 5.5. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                    VIACOM INC., as Borrower


                                    By: /s/ Vaughn A. Clarke
                                       ---------------------
                                       Name: Vaughn A. Clarke
                                       Title: Senior Vice
                                              President, Treasurer

                                    VIACOM INTERNATIONAL INC., as a
                                    Subsidiary Borrower and as a
                                    Subsidiary Guarantor


                                    By: /s/ Vaughn A. Clarke
                                       ---------------------
                                       Name: Vaughn A. Clarke
                                       Title: Senior Vice
                                              President, Treasurer

                                    On behalf of the following Subsidiary
                                    Borrowers:

                                    VIACOM CABLEVISION OF DAYTON INC.,

                                    WNYT INC.,

                                    WMZQ INC. and

                                    WVIT INC.

                                    PARAMOUNT COMMUNICATIONS INC., as a
                                    Subsidiary Guarantor


                                    By: /s/ Vaughn A. Clarke
                                       ---------------------
                                       Name: Vaughn A. Clarke
                                       Title: Senior Vice
                                              President, Treasurer

                                    EXISTING LENDERS

                                    Managing Agents

                                    THE BANK OF NEW YORK, as Managing
                                    Agent, the Documentation Agent and
                                     a Bank


                                    By: /s/ Vincent L. Pacilio
                                       ----------------------------
                                       Name: Vincent L. Pacilio
                                       Title:  Vice President


                                    CITIBANK, N.A., as Managing Agent,
                                    the Administrative Agent and a Bank


                                    By: /s/ David D. Clark
                                       ----------------------------
                                       Name: David D. Clark
                                       Title: Vice President


                                    MORGAN GUARANTY TRUST COMPANY OF
                                    NEW YORK, as Managing Agent and a
                                    Bank


                                    By: /s/ Stephen J. Kenneally
                                       ----------------------------
                                       Name: Stephen J. Kenneally
                                       Title: Vice President


                                    BANK OF AMERICA NT&SA, as Managing
                                    Agent and a Bank


                                    By: /s/ Nancy L. Sun
                                       ----------------------------
                                       Name: Nancy L. Sun
                                       Title:  Vice President

                                    Agents

                                    BANK OF MONTREAL, as Agent and a
                                    Bank


                                    By: /s/ Yvonne Bos
                                       ----------------------------
                                       Name: Yvonne Bos
                                       Title: Managing Director


                                    THE BANK OF NOVA SCOTIA, as Agent
                                    and a Bank


                                    By: /s/ Vince Fitzgerald
                                       ----------------------------
                                       Name: Vince Fitzgerald
                                       Title: Vice President


                                    THE BANK OF TOKYO TRUST COMPANY, as
                                    Agent and a Bank


                                    By: /s/ Neal Hoffson
                                       ----------------------------
                                       Name: Neal Hoffson
                                       Title: Vice President


                                    BARCLAYS BANK PLC, as Agent and a
                                    Bank


                                    By: /s/ James L. Hatter
                                       ----------------------------
                                       Name: James L. Hatter
                                       Title: Director


                                    CANADIAN IMPERIAL BANK OF COMMERCE,
                                    as Agent and a Bank


                                    By: /s/ John H. Tyler
                                       ----------------------------
                                       Name: John H. Tyler
                                       Title: Vice President

                                    THE CHASE MANHATTAN BANK (NATIONAL
                                    ASSOCIATION), as Agent and a Bank


                                    By: /s/ Bruce Langenkamp
                                       ----------------------------
                                       Name: Bruce Langenkamp
                                       Title: Vice President


                                    CREDIT LYONNAIS CAYMAN ISLAND
                                    BRANCH, as Agent and a Bank


                                    By: /s/ M. Bernadette Collins
                                       ----------------------------
                                       Name: M. Bernadette Collins
                                       Title: Vice President


                                    THE FIRST NATIONAL BANK OF BOSTON,
                                    as Agent and a Bank


                                    By: /s/ Mary M. Barcus
                                       ----------------------------
                                       Name: Mary M. Barcus
                                       Title: Vice President


                                    THE FUJI BANK, LIMITED, as Agent
                                    and a Bank


                                    By: /s/ Katsunori Nozawa
                                       ----------------------------
                                       Name: Katsunori Nozawa
                                       Title: Vice President &
                                              Manager


                                    THE INDUSTRIAL BANK OF JAPAN, LTD.,
                                    as Agent and a Bank


                                    By: /s/ Jeffrey Cole
                                       ----------------------------
                                       Name: Jeffrey Cole
                                       Title: Vice President

                                    LTCB TRUST COMPANY, as Agent and a
                                    Bank


                                    By: /s/ Tetsuya Fukunaga
                                       ----------------------------
                                       Name: Tetsuya Fukunaga
                                       Title: Vice President


                                    MELLON BANK, N.A., as Agent and a
                                    Bank


                                    By: /s/ Sean C. Gannon
                                       ----------------------------
                                       Name: Sean C. Gannon
                                       Title: Assistant Vice
                                              President


                                    NATIONSBANK OF TEXAS N.A., as Agent
                                    and a Bank


                                    By: /s/ Chad E. Coben
                                       ----------------------------
                                       Name: Chad E. Coben
                                       Title: Assistant Vice
                                              President


                                    SOCIETE GENERALE, as Agent and a
                                    Bank


                                    By: /s/ Pascale Hainline
                                       ----------------------------
                                       Name: Pascale Hainline
                                       Title: Vice President


                                    THE TORONTO-DOMINION BANK, as Agent
                                    and a Bank


                                    By: /s/ David G. Parker
                                       ----------------------------
                                       Name: David G. Parker
                                       Title: Mgr. Cr. Admin.

                                    UNION BANK, as Agent and a Bank


                                    By: /s/ Bill D. Gooch
                                       ----------------------------
                                       Name: Bill D. Gooch
                                       Title: Assistant Vice
                                              President


                                    Co-Agents


                                    CREDIT SUISSE, as Co-Agent and a
                                    Bank


                                    By: /s/ Michael C. Mast
                                       ----------------------------
                                       Name: Michael C. Mast
                                       Title: Member of Senior
                                              Management


                                    By: /s/ Scott E. Zoellner
                                       ----------------------------
                                       Name: Scott E. Zoellner
                                       Title: Associate



                                    THE DAI-ICHI KANGYO BANK LTD., NEW
                                    YORK BRANCH, as Co-Agent and a Bank


                                    By: /s/ Yosada Onoda
                                       ----------------------------
                                       Name: Yosada Onoda
                                       Title: Senior Vice
                                              President


                                    THE MITSUBISHI BANK, LIMITED, as
                                    Co-Agent and a Bank


                                    By: /s/ Paula Mueller
                                       ----------------------------
                                       Name: Paula Mueller
                                       Title: Vice President

                                    THE MITSUBISHI TRUST & BANKING
                                    CORPORATION, as Co-Agent and a Bank


                                    By: /s/ Patricia Loret de Mola
                                       ----------------------------
                                      Name: Patricia Loret de Mola
                                      Title: Senior Vice
                                             President


                                    ROYAL BANK OF CANADA, as Co-Agent
                                   and a Bank


                                    By: /s/ E. Salazar
                                       ----------------------------
                                       Name: E. Salazar
                                       Title: Senior Manager


                                    THE SANWA BANK, LTD., as Co-Agent and
                                     a Bank


                                    By: /s/ Masaaki Ariyoshi
                                       ----------------------------
                                       Name: Masaaki Ariyoshi
                                       Title: Vice President


                                    THE SUMITOMO BANK, LIMITED, NEW YORK
                                    BRANCH, as Co-Agent and a Bank


                                    By: /s/ Shuntaro Higashi
                                       ----------------------------
                                       Name: Shuntaro Higashi
                                       Title: Joint General Manager

                                    UNION BANK OF SWITZERLAND, as
                                    Co-Agent and a Bank


                                    By: /s/ James P. Kelleher
                                       ----------------------------
                                       Name: James P. Kelleher
                                       Title: Assistant Treasurer


                                    By: /s/ Peter B. Yearly
                                       ----------------------------
                                       Name: Peter B. Yearly
                                       Title: Vice President


                                    Syndication Agent


                                    JP MORGAN SECURITIES INC., as the
                                    Syndication Agent


                                    By: /s/ Barbara J. Asch
                                       ----------------------------
                                       Name: Barbara J. Asch
                                       Title: Vice President


                                    NEW LENDERS

                                    Lead Managers


                                    CHEMICAL BANK, as Lead Manager and a
                                    Bank


                                    By: /s/ John C. Coffin
                                       ----------------------------
                                       Name: John C. Coffin
                                       Title: Vice President

                                    DEUTSCHE BANK AG, through its New
                                    York and/or Cayman Islands Branch, as
                                    Lead Manager and a Bank


                                    By: /s/ John R. Lilly
                                       ----------------------------
                                       Name: John R. Lilly
                                       Title: Vice President


                                    By: /s/ Alain M. Bolea
                                       ----------------------------
                                       Name: Alain M. Bolea
                                       Title: Director

                                    Participants


                                    THE SAKURA BANK, LIMITED, as
                                    Participant and a Bank


                                    By: /s/ Yasuhiro Terada
                                       ----------------------------
                                       Name: Yasahiro Terada
                                       Title: Senior Vice President
                                              & Assistant General
                                              Manager


                                    COMPAGNIE FINANCIERE DE CIC ET DE
                                    L'UNION EUROPEENNE, NEW YORK BRANCH,
                                    as Participant and a Bank


                                    By: /s/ Marcus Edward
                                       ----------------------------
                                       Name: Marcus Edward
                                       Title: Vice President

                                    By: /s/ Sean Mounier
                                       ----------------------------
                                       Name: Sean Mounier
                                       Title: Vice President

                                    PNC BANK N.A., as Participant and a
                                    Bank


                                    By: /s/ Karen M. Wolters
                                       ----------------------------
                                       Name: Karen M. Wolters
                                       Title: Vice President


                                    FIRST INTERSTATE BANK OF WASHINGTON,
                                    N.A., as Participant and a Bank


                                    By: /s/ Susan Hendrixson
                                       ----------------------------
                                       Name: Susan Hendrixson
                                       Title: Vice President


                                    GULF INTERNATIONAL BANK, as
                                    Participant and a Bank


                                    By: /s/ Abdel-Fattah Tahoun
                                       ----------------------------
                                       Name: Abdel-Fattah Tahoun
                                       Title: Senior Vice President

                                    By: /s/ Haytham F. Khalil
                                       ----------------------------
                                       Name: Haytham F. Khalil
                                       Title: Assistant Vice
                                              President


                                    THE TOKAI BANK, LIMITED, NEW YORK
                                    BRANCH, as Participant and a Bank


                                    By: /s/ Masaharu Muto
                                       ----------------------------
                                       Name: Masaharu Muto
                                       Title: Deputy General Manager

                                    THE YASUDA TRUST AND BANKING CO.,
                                    LTD., NEW YORK BRANCH, as Participant
                                    and a Bank


                                    By: /s/ Neil T. Chau
                                       ----------------------------
                                       Name: Neil T. Chau
                                       Title: First Vice President

                                 Schedule I

                           List of Lending Offices


Bank
The Bank of New York                         Domestic Lending Office:

                                             The Bank of New York
                                             One Wall Street
                                             16th Floor
                                             New York, New York  10286

                                             Eurodollar Lending Office:

                                             Same

Citibank, N.A.                               Domestic Lending Office:

                                             Citibank, N.A.
                                             399 Park Avenue
                                             New York, New York  10043

                                             Eurodollar Lending Office:

                                             Same

Morgan Guaranty Trust Company                Domestic Lending Office:
  of New York
                                             Morgan Guaranty Trust Company of
                                                   New York
                                             60 Wall Street
                                             New York, New York  10260-0060
                                             Attention Loan Department
                                             Telex #177615 MGT VT

                                             Eurodollar Lending Office:

                                             Morgan Guaranty Trust
                                                 Company of New York
                                             Nassau, Bahamas Office
                                             c/o J.P. Morgan Services
                                             Loan Operations - 3rd Floor
                                             500 Stanton Christiana Road
                                             Newark, Delaware 19713

Bank
Bank of America NT&SA                        Domestic Lending Office:

                                             Bank of America NT&SA
                                             1850 Gateway Boulevard
                                             4th Floor
                                             Concord, California 94520

                                             Eurodollar Lending Office:

                                             Same

Bank of Montreal                             Domestic Lending Office:

                                             Bank of Montreal, Chicago Branch
                                             115 South LaSalle Street
                                             11th Floor
                                             Chicago, IL 60603

                                             Eurodollar Lending Office:

                                             Same

The Bank of Nova Scotia                      Domestic Lending Office:

                                             The Bank of Nova Scotia
                                             1 Liberty Plaza
                                             26th Floor
                                             New York, NY 10006

                                             Eurodollar Lending Office:

                                             Same

The Bank of Tokyo Trust Company              Domestic Lending Office:

                                             The Bank of Tokyo Trust Company
                                             1251 Avenue of the Americas
                                             12th Floor
                                             New York, New York 10116

                                             Eurodollar Lending Office:

                                             Same

Bank
Barclays Bank PLC                            Domestic Lending Office:

                                             Barclays Bank
                                             222 Broadway
                                             12th Floor
                                             New York, NY 10038

                                             Eurodollar Lending Office:

                                             Same

Canadian Imperial Bank                       Domestic Lending Office:
  of Commerce
                                             Canadian Imperial Bank of Commerce
                                             425 Lexington Avenue
                                             Syndication Department
                                             7th Floor
                                             New York, New York  10017

                                             Eurodollar Lending Office:

                                             Same

The Chase Manhattan Bank                     Domestic Lending Office:
  (National Association)
                                             The Chase Manhattan Bank
                                             (National Association)
                                             One Chase Manhattan Plaza
                                             New York, New York  10081

                                             Eurodollar Lending Office:

                                             Same

Credit Lyonnais Cayman Island                Domestic Lending Office:
  Branch
                                             Credit Lyonnais
                                             1301 Avenue of the Americas
                                             New York, New York  10019

                                             Eurodollar Lending Office:

                                             Same

Bank
The First National Bank of Boston            Domestic Lending Office:

                                             The First National Bank of Boston
                                             100 Federal Street
                                             Mailstop 01-08-08
                                             Boston, MA 02110

                                             Eurodollar Lending Office:

                                             Same

The Fuji Bank, Limited                       Domestic Lending Office:

                                             The Fuji Bank, Limited
                                             Two World Trade Center
                                             79th Floor
                                             New York, New York  10048

                                             Eurodollar Lending Office:

                                             Same

The Industrial Bank of                       Domestic Lending Office:
  Japan, Ltd.
                                             The Industrial Bank of Japan, Ltd.
                                             245 Park Avenue
                                             New York, New York  10167

                                             Eurodollar Lending Office:

                                             Same

LTCB Trust Company                           Domestic Lending Office:

                                             LTCB Trust Company
                                             165 Broadway
                                             49th Floor
                                             New York, NY 10006

                                             Eurodollar Lending Office:

                                             Same

Bank
Mellon Bank, N.A.                            Domestic Lending Office:

                                             Mellon Bank, N.A.
                                             3 Mellon Bank Center
                                             Room 2304
                                             Pittsburgh, PA 15259

                                             Eurodollar Lending Office:

                                             Same

NationsBank of Texas N.A.                    Domestic Lending Office:

                                             NationsBank
                                             901 Miami Street
                                             67th Floor
                                             Dallas, TX 75202

                                             Eurodollar Lending Office:

                                             Same

Societe Generale                             Domestic Lending Office:

                                             Societe Generale
                                             50 Rockefeller Plaza
                                             5th Avenue
                                             14th Floor
                                             New York, NY 10020

                                             Eurodollar Lending Office:

                                             Same

The Toronto-Dominion Bank                    Domestic Lending Office:

                                             The Toronto-Dominion Bank
                                             909 Fannin Street
                                             Houston, TX 77010

                                             Eurodollar Lending Office:

                                             Same

Bank
Union Bank                                   Domestic Lending Office:

                                             Union Bank of California
                                             445 South Figuera Street
                                             15th Floor
                                             Los Angeles, CA 90071

                                             Eurodollar Lending Office:

                                             Same

Credit Suisse                                Domestic Lending Office:

                                             Credit Suisse
                                             12 East 49th Street
                                             New York, New York  10017

                                             Eurodollar Lending Office:

                                             Same

The Dai-Ichi Kangyo Bank Ltd., New York      Domestic Lending Office:
Branch
                                             The Dai-Ichi Kangyo Bank
                                             One World Trade Center
                                             Suite 4911
                                             New York, NY 10048

                                             Eurodollar Lending Office:

                                             Same

The Mitsubishi Bank, Limited                 Domestic Lending Office:

                                             The Mitsubishi Bank, Ltd.
                                             New York Branch
                                             Two World Financial Center
                                             225 Liberty Street
                                             New York, New York 10281

                                             Eurodollar Lending Office:

                                             Same

Bank
The Mitsubishi Trust & Banking Corporation  Domestic Lending Office:

                                            The Mitsubishi Trust & Banking Corp.
                                            520 Madison Avenue
                                            26th Floor
                                            New York, NY 10022

                                            Eurodollar Lending Office:

                                            Same

Royal Bank of Canada                        Domestic Lending Office:

                                            Royal Bank of Canada
                                            New York Branch
                                            c/o Royal Bank of Canada
                                            New York Operations Center
                                            Pierrepont Plaza
                                            300 Cadman Plaza West
                                            Brooklyn, New York 11201-2701

                                            Eurodollar Lending Office:

                                            Same

The Sanwa Bank, Ltd.                        Domestic Lending Office:

                                            The Sanwa Bank, Ltd.
                                            Park Avenue Plaza
                                            55 East 52nd Street
                                            24th Floor
                                            New York, New York  10055

                                            Eurodollar Lending Office:

                                            Same

Bank
The Sumitomo Bank, Limited, New York Branch Domestic Lending Office:

                                            The Sumitomo Bank, Limited, New York
                                            Branch
                                            One World Trade Center
                                            Suite 9651
                                            New York, NY 10048

                                            Eurodollar Lending Office:

                                            Same

Union Bank of Switzerland                   Domestic Lending Office:

                                            Union Bank of Switzerland
                                            299 Park Avenue
                                            33rd Floor
                                            New York, NY 10171

                                            Eurodollar Lending Office:

                                            Same

Chemical Bank                               Domestic Lending Office:

                                            Chemical Bank
                                            270 Park Avenue
                                            10th Floor
                                            New York, New York 10172

                                            Eurodollar Lending Office:

                                            Same
Deutsche Bank AG                            Domestic Lending Office:

                                            Deutsche Bank
                                            31 West 52nd Street
                                            24th Floor
                                            New York, New York 10019

                                            Eurodollar Lending Office:

                                            Same

Bank
The Sakura Bank, Limited                    Domestic Lending Office:

                                            The Sakura Bank, Limited,
                                            New York Branch
                                            277 Park Avenue
                                            45th Floor
                                            New York, New York 10172

                                            Eurodollar Lending Office:

                                            Same
Compagnie Financiere de CIC                 Domestic Lending Office:
et de l'Union Europeenne,
New York Branch                             Compagnie Financiere de CIC
                                            et de l'Union Europeenne,
                                            New York Branch
                                            520 Madison Avenue
                                            37th Floor
                                            New York, New York 10022

                                            Eurodollar Lending Office:

                                            Same
PNC Bank N.A.                               Domestic Lending Office:

                                            PNC Bank N.A.
                                            Broad & Chestnut Streets
                                            P. O. Box 7648
                                            Philadelphia, Pennsylvania 19101

                                            Eurodollar Lending Office:

                                            Same
First Interstate Bank of Washington, N.A.   Domestic Lending Office:

                                            First Interstate Bank of Washington,
                                            N.A.
                                            999 Third Avenue
                                            Mail Stop 984
                                            Seattle, Washington 98104

                                            Eurodollar Lending Office:

                                            Same

Bank
Gulf International                           Domestic Lending Office:

                                             Gulf International Bank
                                             380 Madison Avenue
                                             New York, New York 10017

                                             Eurodollar Lending Office:

                                             Same
The Tokai Bank, Limited,                     Domestic Lending Office:
New York Branch
                                             The Tokai Bank, Limited,
                                             New York Branch
                                             55 East 52nd Street
                                             (Park Avenue Plaza)
                                             New York, New York 10055

                                             Eurodollar Lending Office:

                                             Same
The Yasuda Trust and                         Domestic Lending Office:
Banking Co., Ltd.,
New York Branch                              The Yasuda Trust and
                                             Banking Co., Ltd.,
                                             New York Branch
                                             666 Fifth Avenue
                                             Suite 801
                                             New York, New York 10103

                                             Eurodollar Lending Office:

                                             Same

                                                                       SCHEDULE II - PARENT FACILITY
                                        Short-Term Loan     Revolving Loan        Term Loan              Total
                                           Commitment         Commitment          Commitment           Commitment
                                        ---------------     --------------      --------------      ---------------
The Bank of New York                    $110,294,117.65     $79,411,764.71      $96,573,529.42      $286,279,411.78
Citibank, N.A.                          $110,294,117.64     $79,411,764.70      $96,573,529.44      $286,279,411.78
Morgan Guaranty Trust                   $110,294,117.65     $79,411,764.71      $96,573,529.42      $286,279,411.78
  Company of New York
Bank of America NT&SA                   $110,294,117.65     $79,411,764.71      $96,573,529.42      $286,279,411.78

Bank of Montreal                         $90,960,953.35     $65,491,886.41      $79,645,410.75      $236,098,250.51
The Bank of Nova Scotia                  $90,960,953.35     $65,491,886.41      $79,645,410.75      $236,098,250.51
The Bank of Tokyo Trust Company          $68,220,715.01     $49,118,914.81      $59,734,058.06      $177,073,687.88
Barclays Bank PLC                        $90,960,953.35     $65,491,886.41      $79,645,410.75      $236,098,250.51
Canadian Imperial Bank                   $90,960,953.35     $65,491,886.41      $79,645,410.75      $236,098,250.51
  of Commerce
The Chase Manhattan Bank N.A.            $90,960,953.35     $65,491,886.41      $79,645,410.75      $236,098,250.51
Credit Lyonnais Cayman                   $90,960,953.35     $65,491,886.41      $79,645,410.75      $236,098,250.51
  Island Branch
The First National Bank of Boston        $90,960,953.35     $65,491,886.41      $79,645,410.75      $236,098,250.51
The Fuji Bank, Limited                   $90,960,953.35     $65,491,886.41      $79,645,410.75      $236,098,250.51
The Industrial Bank of                   $90,960,953.35     $65,491,886.41      $79,645,410.75      $236,098,250.51
  Japan, Ltd.
LTCB Trust Company                       $90,960,953.35     $65,491,886.41      $79,645,410.75      $236,098,250.51
Mellon Bank, N.A.                        $90,960,953.35     $65,491,886.41      $79,645,410.75      $236,098,250.51
NationsBank of Texas N.A.                $90,960,953.35     $65,491,886.41      $79,645,410.75      $236,098,250.51
Societe Generale                         $90,960,953.35     $65,491,886.41      $79,645,410.75      $236,098,250.51
Toronto-Dominion Bank                    $90,960,953.35     $65,491,886.41      $79,645,410.75      $236,098,250.51
Union Bank                               $22,740,238.33     $16,372,971.60      $19,911,362.69       $59,024,562.62

Credit Suisse                            $64,972,109.53     $46,779,918.86      $56,889,579.10      $168,641,607.49
The Dai-Ichi Kangyo Bank                 $64,972,109.53     $46,779,918.86      $56,889,579.10      $168,641,607.49
The Mitsubishi Bank, Limited             $64,972,109.53     $46,779,918.86      $56,889,579.10      $168,641,607.49
The Mitsubishi Trust &                   $64,972,109.53     $46,779,918.86      $56,889,579.10      $168,641,607.49
  Banking Corporation
Royal Bank of Canada                     $64,972,109.53     $46,779,918.86      $56,889,579.10      $168,641,607.49
The Sanwa Bank, Ltd.                     $64,972,109.53     $46,779,918.86      $56,889,579.10      $168,641,607.49
Sumitomo Bank, Limited,                  $64,972,109.53     $46,779,918.86      $56,889,579.10      $168,641,607.49
  New York Branch
Union Bank of Switzerland                $64,972,109.53     $46,779,918.86      $56,889,579.10      $168,641,607.49

Chemical Bank                            $36,764,705.88     $26,470,588.24      $32,191,176.47       $95,426,470.59
Deutsche Bank AG                         $36,764,705.88     $26,470,588.24      $32,191,176.47       $95,426,470.59
The Sakura Bank, Limited                 $27,573,529.41     $19,852,941.18      $24,143,382.35       $71,569,852.94
Compagnie Financiere de CIC              $18,382,352.94     $13,235,294.12      $16,095,588.24       $47,713,235.30
  et de L'Union Europeenne,
  New York Branch
PNC Bank N.A.                            $18,382,352.94     $13,235,294.12      $16,095,588.24       $47,713,235.30
First Interstate Bank of                  $9,191,176.47      $6,617,647.06       $8,047,794.12       $23,856,617.65
Washington, N.A.
Gulf International Bank                   $9,191,176.47      $6,617,647.06       $8,047,794.12       $23,856,617.65
The Tokai Bank, Limited,                  $9,191,176.47      $6,617,647.06       $8,047,794.12       $23,856,617.65
  New York Branch
The Yasuda Trust and Banking              $9,191,176.47      $6,617,647.06       $8,047,794.12       $23,856,617.65
  Co., Ltd., New York Branch

                                      $2,500,000,000.00  $1,800,000,000.00   $2,189,000,000.00    $6,489,000,000.00

                                              SCHEDULE II - SUBSIDIARY FACILITY
                                                          Viacom        CableVision of
                                                       International     Dayton, Inc.        WNYT Inc.
                                                     ---------------   --------------    --------------
The Bank of New York                                   $4,411,764.71    $2,514,705.87     $1,588,235.29
Citibank, N.A.                                         $4,411,764.74    $2,514,705.87     $1,588,235.28
Morgan Guaranty Trust                                  $4,411,764.71    $2,514,705.87     $1,588,235.29
  Company of New York
Bank of America NT&SA                                  $4,411,764.71    $2,514,705.87     $1,588,235.29

Bank of Montreal                                       $3,638,438.13    $2,073,909.74     $1,309,837.73
The Bank of Nova Scotia                                $3,638,438.13    $2,073,909.74     $1,309,837.73
The Bank of Tokyo Trust Company                        $2,728,828.60    $1,555,432.30       $982,378.30
Barclays Bank PLC                                      $3,638,438.13    $2,073,909.74     $1,309,837.73
Canadian Imperial Bank                                 $3,638,438.13    $2,073,909.74     $1,309,837.73
  of Commerce
The Chase Manhattan Bank N.A.                          $3,638,438.13    $2,073,909.74     $1,309,837.73
Credit Lyonnais Cayman                                 $3,638,438.13    $2,073,909.74     $1,309,837.73
  Island Branch
The First National Bank of Boston                      $3,638,438.13    $2,073,909.74     81,309,837.73
The Fuji Bank, Limited                                 $3,638,438.13    $2,073,909.74     $1,309,837.73
The Industrial Bank of                                 $3,638,438.13    $2,073,909.74     $1,309,837.73
  Japan, Ltd.
LTCB Trust Company                                     $3,638,438.13    $2,073,909.74     $1,309,837.73
Mellon Bank, N.A.                                      $3,638,438.13    $2,073,909.74     $1,309,837.73
NationsBank of Texas N.A.                              $3,638,438.13    $2,073,909.74     $1,309,837.73
Societe Generale                                       $3,638,438.13    $2,073,909.74     $1,309,837.73
Toronto-Dominion Bank                                  $3,638,438.13    $2,073,909.74     $1,309,837.73
Union Bank                                               $909,609.53      $518,477.43       $327,459.43

Credit Suisse                                          $2,598,884.38    $1,481,364.10       $935,598.38
The Dai-Ichi Kangyo Bank                               $2,598,884.38    $1,481,364.10       $935,598.38
The Mitsubishi Bank, Limited                           $2,598,884.38    $1,481,364.10       $935,598.38
The Mitsubishi Trust &                                 $2,598,884.38    $1,481,364.10       $935,598.38
  Banking Corporation
Royal Bank of Canada                                   $2,598,884.38    $1,481,364.10       $935,598.38
The Sanwa Bank, Ltd.                                   $2,598,884.38    $1,481,364.10       $935,598.38
Sumitomo Bank, Limited,                                $2,598,884.38    $1,481,364.10       $935,598.38
  New York Branch
Union Bank of Switzerland                              $2,598,884.38    $1,481,364.10       $935,598.38

Chemical Bank                                          $1,470,588.24      $838,235.29       $529,411.76
Deutsche Bank AG                                       $1,470,588.24      $838,235.29       $529,411.76
The Sakura Bank, Limited                               $1,102,941.18      $628,676.47       $397,058.82
Compagnie Financiere de CIC et                           $735,294.12      $419,117.65       $264,705.88
  de L'Union Europeenne,
  New York Branch
PNC Bank N.A.                                            $735,294.12      $419,117.65       $264,705.88
First Interstate Bank of Washington, N.A.                $367,647.06      $209,558.82       $132,352.94
Gulf International Bank                                  $367,647.06      $209,558.82       $132,352.94
The Tokai Bank, Limited,                                 $367,647.06      $209,558.82       $132,352.94
  New York Branch
The Yasuda Trust and Banking                             $367,647.06      $209,558.82       $132,352.94
  Co., Ltd., New York Branch

                                                     $100,000,000.00   $57,000,000.00    $36,000,000.00

                                                                  WMZQ Inc.          WVIT Inc.              Total
                                                                                                         Commitment
                                                                --------------       --------------     ---------------

The Bank of New York                                             $2,250,000.00        $2,955,882.35      $13,720,588.22
Citibank, N.A.                                                   $2,250,000.00        $2,955,882.33      $13,720,588.22
Morgan Guaranty Trust                                            $2,250,000.00        $2,955,882.35      $13,720,588.22
  Company of New York
Bank of America NT&SA                                            $2,250,000.00        $2,955,882.35      $13,720,588.22

Bank of Montreal                                                 $1,855,603.45        $2,437,753.55      $11,315,542.60
The Bank of Nova Scotia                                          $1,855,603.45        $2,437,753.55      $11,315,542.60
The Bank of Tokyo Trust Company                                  $1,391,702.59        $1,828,315.16       $8,486,656.95
Barclays Bank PLC                                                $1,855,603.45        $2,437,753.55      $11,315,542.60
Canadian Imperial Bank                                           $1,855,603.45        $2,437,753.55      $11,315,542.60
  of Commerce
The Chase Manhattan Bank N.A.                                    $1,855,603.45        $2,437,753.55      $11,315,542.60
Credit Lyonnais Cayman                                           $1,855,603.45        $2,437,753.55      $11,315,542.60
  Island Branch
The First National Bank of Boston                                $1,855,603.45        $2,437,753.55      $11,315,542.60
The Fuji Bank, Limited                                           $1,855,603.45        $2,437,753.55      $11,315,542.60
The Industrial Bank of                                           $1,855,603.45        $2,437,753.55      $11,315,542.60
  Japan, LTD.
LTCB Trust Company                                               $1,855,603.45        $2,437,753.55      $11,315,542.60
Mellon Bank, N.A.                                                $1,855,603.45        $2,437,753.55      $11,315,542.60
NationsBank of Texas N.A.                                        $1,855,603.45        $2,437,753.55      $11,315,542.60
Societe Generale                                                 $1,855,603.45        $2,437,753.55      $11,315,542.60
Toronto-Dominion Bank                                            $1,855,603.45        $2,437,753.55      $11,315,542.60
Union Bank                                                         $463,900.87          $609,438.39       $2,828,885.65

Credit Suisse                                                    $1,325,431.03        $1,741,252.54       $8,082,530.43
The Dai-Ichi Kangyo Bank                                         $1,325,431.03        $1,741,252.54       $8,082,530.43
The Mitsubishi Bank, Limited                                     $1,325,431.03        $1,741,252.54       $8,082,530.43
The Mitsubishi Trust &                                           $1,325,431.03        $1,741,252.54       $8,082,530.43
  Banking Corporation
Royal Bank of Canada                                             $1,325,431.03        $1,741,252.54       $8,082,530.43
The Sanwa Bank, Ltd.                                             $1,325,431.03        $1,741,252.54       $8,082,530.43
Sumitomo Bank, Limited,                                          $1,325,431.03        $1,741,252.54       $8,082,530.43
  New York Branch
Union Bank of Switzerland                                        $1,325,431.03        $1,741,252.54       $8,082,530.43

Chemical Bank                                                      $750,000.00          $985,294.12       $4,573,529.40
Deutsche Bank AG                                                   $750,000.00          $985,294.12       $4,573,529.40
The Sakura Bank Limited                                            $562,500.00          $738,970.59       $3,430,147.06
Compagnie Financiere de                                            $375,000.00          $492,647.06       $2,286,764.71
  CIC et de L'Union Europeenne,
  New York Branch
PNC Bank N.A.                                                      $375,000.00          $492,647.06       $2,286,764.71
First Interstate Bank of Washington, N.A.                          $187,500.00          $246,323.53       $1,143,382.35
Gulf International Bank                                            $187,500.00          $246,323.53       $1,143,382.35
The Tokai Bank, Limited,                                           $187,500.00          $246,323.53       $1,143,382.35
  New York Branch
The Yasuda Trust and Banking                                       $187,500.00          $246,323.53       $1,143,382.35
  Co., Ltd., New York Branch

                                                                $51,000,000.00       $67,000,000.00     $311,000,000.00

                                 AMENDMENT NO. 2

           AMENDMENT NO. 2, dated as of September 29, 1994 ("Amendment No. 2"), to the $6.489 Billion Credit Agreement, dated as of July 1, 1994, as amended as of August 5, 1994 by Amendment No. 1, (the "Credit Agreement") among VIACOM INC., a Delaware corporation ("Viacom"), each of the several Banks parties thereto, THE BANK OF NEW YORK, as a Managing Agent and as the Documentation Agent, CITIBANK, N.A., as a Managing Agent and as the Administrative Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Managing Agent, JP MORGAN SECURITIES INC., as the Syndication Agent, BANK OF AMERICA NT&SA, as a Managing Agent, the Banks identified as Agents on the signature pages thereof, as Agents, and the Banks identified as Co-Agents on the signature pages thereof, as Co-Agents.

                              W I T N E S S E T H:

           WHEREAS, Viacom, each of the several Banks identified on the signature pages thereof, THE BANK OF NEW YORK, as a Managing Agent and as the Documentation Agent, CITIBANK, N.A., as a Managing Agent and as the Administrative Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Managing Agent, JP MORGAN SECURITIES INC., as the Syndication Agent, BANK OF AMERICA NT&SA, as a Managing Agent and the Banks identified as Agents on the signature pages thereof as Agents are entering into a $1.8 Billion Credit Agreement dated as of September 29, 1994 (the "$1.8 Billion Credit Agreement") in order to provide senior debt for, among other things, the refinancing by Viacom of certain existing indebtedness of Blockbuster Entertainment Corporation, a Delaware Corporation and for general corporate purposes; and

           WHEREAS, the parties who have heretofore entered into the Credit Agreement now desire to amend certain provisions of such Agreement.

           NOW, THEREFORE, the parties hereto agree as follows:

           SECTION 1. Amendments. (a) The definition of EBIDT in Section 1.1 of the Credit Agreement is hereby amended by:

           (i) adding the following clause after the word `Merger' at the end of clause (a)(iv):

           "or the "Merger" (as defined in the $1.8 Billion Credit Agreement)", and

           (ii) adding the following clause after the word "definition" at the end of clause (b):

           "less (c) Net Video Tape Purchases".

           (b) The definition of "Indebtedness" is hereby amended to (i) replace
Schedule 1.1 referred to therein with Schedule 1.1(a) to this Amendment No. 2, and (ii) to delete the words "the date hereof" appearing after the phrase "in existence at" in clause (b) of the proviso to clause (vi) thereof, and to replace such words with "September 29, 1994".

           (c) Section 1.1 of the Credit Agreement is hereby amended to insert the following definitions:

           "`Blockbuster' means Blockbuster Entertainment Corporation, a Delaware corporation."

           "'$1.8 Billion Credit Agreement' means the Credit Agreement, dated as of September 29, 1994 among the Borrower, each of the several banks identified on the signature pages thereof, THE BANK OF NEW YORK, as a Managing Agent and as Documentation Agent, CITIBANK, N.A., as a Managing Agent and as the Documentation Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Managing Agent, JP MORGAN SECURITIES INC., as the Syndication Agent, BANK OF AMERICA NT&SA, as a Managing Agent and the banks identified as Agents on the signature pages thereof as Agents."

           "`Net Video Tape Purchases' means the aggregate purchases of videocassettes less (i) purchases to stock new or remodeled stores and (ii) videocassette sales of previously viewed videocassettes."

           "'6.625% Blockbuster Senior Notes' means Blockbuster's $150,000,000 senior notes due February 15, 1998."

           (d) Section 2.3(b) of the Credit Agreement is hereby amended by: (i) deleting "and" at the end of Section 2.3(b)(x); (ii) deleting "." at the end of
Section 2.3(b)(y), and (iii) adding the following:

           "; and (z) no such reduction shall be required in respect of funds borrowed under the $1.8 Billion Credit Agreement."

           (e) Section 7.4 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                     "7.4. Financial Information. (a) The reports of the Borrower on Form 10-K for the Fiscal year ended December 31, 1993 as amended by Amendment No. 1 on Form 10-K/A dated May 2, 1994 and on Form 10-Q for the Fiscal Quarter ended June 30, 1994 are respectively complete and correct in all material respects as of such respective dates, and the financial statements therein have been prepared in accordance with GAAP and fairly present the financial condition and results of operations of the Borrower and its consolidated Subsidiaries as of such respective dates (subject, in the case of such reports on Form 10-Q, to changes resulting from normal year-end adjustments).

                      (b) Since June 30, 1994, there has been no Material Adverse Change or Material Credit Agreement Change.

                     (c) None of the Borrower or any Subsidiary of the Borrower had at June 30, 1994 any obligation, contingent liability, or liability for taxes or long-term leases material to the Borrower and its Subsidiaries taken as a whole which is not reflected in the balance sheets referred to in subsection (a) above or in the notes thereto."

           (f) Section 7.15 of the Credit Agreement is hereby amended by inserting the words "and Blockbuster and its Subsidiaries" after the reference therein to "the Borrower and its Subsidiaries."

           (g) Article VIII of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                                  "ARTICLE VIII

                               Financial Covenants

           As long as any of the Loans shall remain unpaid or any Bank shall have any Commitment hereunder, unless otherwise agreed by the written consent of the Majority Banks:

           8.1 Total Leverage RatioTotal Leverage Ratio. The Total Leverage Ratio shall not exceed, as of the last day of any Fiscal Quarter described below, the amount specified with respect to such period:

       Date                                                   Ratio
       ----                                                   -----
       September 30, 1994                                     7.15x
       December 31, 1994                                      6.50x
       March 31, 1995 through                                 6.25x
         September 30, 1995
       December 31, 1995                                      5.75x
       March 31, 1996 through                                 5.25x
         December 31, 1997
       March 31, 1998 through                                 4.50x
         December 31, 1998
       March 31, 1999 and                                     4.00x
         Thereafter

           8.2 Ratio of EBIDT to Trailing Total Cash Interest and Preferred DividendsRatio of EBIDT to Trailing Total Cash Interest and Preferred Dividends. The ratio of EBIDT to Total Cash Interest and Preferred Dividends shall not be less, as of the last day of any Fiscal Quarter occurring during any period set forth below, than the amount specified with respect to such period:

Date                                                     Ratio
- ----                                                     -----
September 30, 1994                                       1.50x
December 31, 1994                                        1.75x
March 31, 1995 through December 31, 1996                 2.00x
March 31, 1997 and thereafter                            2.25x

           8.3 Minimum Net WorthMinimum Net Worth. On the last day of each Fiscal Quarter, commencing September 30, 1994, the Net Worth of the Borrower and its Subsidiaries shall not be less than 75% of the Net Worth of the Borrower and its Subsidiaries on the date which is the first Fiscal Quarter end date after the Effective Date (as defined in the $1.8 Billion Credit Agreement)."

           (h) Sections 9.8(a) and 9.8(b) of the Credit Agreement are hereby amended by deleting all references to "and consolidating" and adding the following clause after the words "Fiscal Year to the end of such Fiscal Quarter" in Section 9.8(a) and after the words "its Subsidiaries for such year" in
Section 9.8(b):

           "(along with business segment information customarily prepared by the Borrower)"

           (i) Sections 9.8(a) and 9.8(b) of the Credit Agreement are hereby amended by deleting "Five Million Dollars ($5,000,000)" and replacing it with "Fifty Million Dollars ($50,000,000)."

           (j) Section 10.6 of the Credit Agreement is hereby amended by adding the following clause to the end of the sentence:

           "or under existing facilities identified on Schedule 10.6 to Amendment No. 2 to this Agreement or any replacement facilities thereto which in the aggregate do not exceed the amounts of the commitments on such Schedule"

           (k) Section 10.7 of the Credit Agreement is hereby amended by adding the following clause to the end of the sentence:

           "provided however, that the Borrower may enter into the $1.8 Billion Credit Agreement and may become an obligor under the 6.625% Blockbuster Senior Notes"


           SECTION 2. Effectiveness. This Amendment No. 2 will be effective upon the execution thereof by each of Viacom, each Guarantor Subsidiary and the Majority Banks and the occurrence of the Effective Date (as defined in the $1.8 Billion Credit Agreement).


           SECTION 3. Representations and Warranties. Each of the Borrower and the Subsidiary Guarantors hereby represents and warrants that as of the date hereof, both before and after giving effect to this Amendment, no Default or Event of Default shall exist or be continuing under the Credit Agreement.

           SECTION 4. Miscellaneous. (a) Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

           (b) Except as amended hereby, all of the terms of the Credit Agreement shall remain and continue in full force and effect and are hereby confirmed in all respects.

           (c) This Amendment shall be a Loan Document for the purposes of the Credit Agreement.

           (d) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

           (e) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

           SECTION 5. Subsidiary Guarantor Confirmation. By signing below, each of the Subsidiary Guarantors hereby agrees to the terms of the foregoing Amendment No. 2 and confirms that the VII Guarantee and the Paramount Guarantee, respectively, remain in full force and effect.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.



                                            VIACOM INC., as Borrower

                                            VIACOM INTERNATIONAL INC., as a
                                            Subsidiary Guarantor

                                            PARAMOUNT COMMUNICATIONS INC., as a
                                            Subsidiary Guarantor


                                            By: /s/ Vaughn A. Clarke
                                               -----------------------
                                               Name: Vaughn A. Clarke
                                               Title: Senior Vice President,
                                                      Treasurer

                                            Managing Agents

                                            THE BANK OF NEW YORK, as Managing
                                            Agent, the Documentation Agent and a
                                            Bank


                                            By:/s/ Geoffrey C. Brooks
                                               -----------------------
                                               Name: Geoffrey C. Brooks
                                               Title:  Vice President


                                            CITIBANK, N.A., as Managing Agent,
                                            the Administrative Agent and a Bank


                                            By:/s/ Frederick B. Pickering, Jr.
                                               -------------------------------
                                               Name: Frederick B. Pickering, Jr.
                                               Title: Managing Director

                                            MORGAN GUARANTY TRUST COMPANY OF NEW
                                            YORK, as Managing Agent and a Bank


                                            By:/s/ Stephen J. Kenneally
                                               ---------------------------
                                                Name: Stephen J. Kenneally
                                                Title: Vice President


                                            BANK OF AMERICA NT&SA, as Managing
                                            Agent and a Bank


                                            By:/s/ Nancy L. Sun
                                               ---------------------------
                                               Name: Nancy L. Sun
                                               Title:  Vice President


                                            Agents

                                            BANK OF MONTREAL, as Agent and a
                                            Bank



                                            By:/s/ Yvonne Bos
                                               ---------------------------
                                               Name: Yvonne Bos
                                               Title: Managing Director


                                            THE BANK OF NOVA SCOTIA, as Agent
                                            and a Bank


                                            By:/s/ Vince Fitzgerald
                                               ---------------------------
                                               Name: Vince Fitzgerald
                                               Title: Vice President


                                            THE BANK OF TOKYO TRUST COMPANY, as
                                            Agent and a Bank


                                            By:/s/ Charles Poer
                                               ---------------------------
                                               Name: Charles Poer
                                               Title: Vice President

                                            BARCLAYS BANK PLC, as Agent and a
                                            Bank


                                            By:/s/ Andrew Wynn
                                               ---------------------------
                                               Name: Andrew Wynn
                                               Title: Director


                                            CANADIAN IMPERIAL BANK OF COMMERCE,
                                            as Agent and a Bank


                                            By:/s/ John H. Tyler
                                               ---------------------------
                                               Name: John H. Tyler
                                               Title: Vice President


                                            THE CHASE MANHATTAN BANK (NATIONAL
                                            ASSOCIATION), as Agent and a Bank


                                            By:/s/ Bruce Langenkamp
                                               ---------------------------
                                               Name: Bruce Langenkamp
                                               Title: Vice President


                                            CREDIT LYONNAIS CAYMAN ISLAND
                                            BRANCH, as Agent and a Bank


                                            By:/s/ M. Bernadette Collins
                                               ---------------------------
                                               Name: M. Bernadette Collins
                                               Title: Vice President


                                            THE FIRST NATIONAL BANK OF BOSTON,
                                            as Agent and a Bank


                                            By:/s/ Mary M. Barcus
                                               ---------------------------
                                               Name: Mary M. Barcus
                                               Title: Vice President

                                            THE FUJI BANK, LIMITED, as Agent and
                                            a Bank


                                            By:/s/ Katsunori Nozawa
                                               ---------------------------
                                                Name: Katsunori Nozawa
                                                Title: Vice President &
                                                       Manager


                                            THE INDUSTRIAL BANK OF JAPAN, LTD.,
                                            as Agent and a Bank


                                            By:/s/ Junri Oda
                                               ---------------------------
                                               Name: Junri Oda
                                               Title: Sr. Vice President
                                                      and Sr. Manager


                                            LTCB TRUST COMPANY, as Agent and a
                                            Bank


                                            By:/s/ Hiroshi Sasaki
                                               ---------------------------
                                               Name: Hiroshi Sasaki
                                               Title: Sr. Vice President


                                            MELLON BANK, N.A., as Agent and a
                                            Bank


                                            By:/s/ G. Lewis Ashley
                                               ---------------------------
                                               Name: G. Lewis Ashley
                                               Title: First Vice President


                                            NATIONSBANK OF TEXAS, N.A., as Agent
                                            and a Bank


                                            By:/s/ Chad E. Coben
                                               ---------------------------
                                               Name: Chad E. Coben
                                               Title: Assistant Vice
                                                      President

                                            SOCIETE GENERALE, as Agent and a
                                            Bank


                                            By:/s/ Pascale Hainline
                                               ---------------------------
                                               Name: Pascale Hainline
                                               Title: Vice President


                                            THE TORONTO-DOMINION BANK, as Agent
                                            and a Bank


                                            By:/s/ David G. Parker
                                               ---------------------------
                                               Name: David G. Parker
                                               Title: Mgr. Cr. Admin.


                                            UNION BANK, as Agent and a Bank


                                             By:/s/ Michael K. McShane
                                               ---------------------------
                                               Name: Michael K. McShane
                                               Title: Vice President


                                            Co-Agents


                                            CREDIT SUISSE, as Co-Agent and a
                                            Bank


                                            By:/s/ Michael C. Mast
                                               ---------------------------
                                               Name: Michael C. Mast
                                               Title: Member of Senior
                                                      Management

                                             By:/s/ J. Hamilton Crawford
                                               ---------------------------
                                               Name: J. Hamilton Crawford
                                               Title: Associate

                                            THE DAI-ICHI KANGYO BANK LTD., NEW
                                            YORK BRANCH, as Co-Agent and a Bank


                                            By:/s/ Shinya Wako
                                               ---------------------------
                                               Name: Shinya Wako
                                               Title: Vice President and
                                                      Department Head


                                            THE MITSUBISHI BANK, LIMITED, as
                                            Co-Agent and a Bank


                                            By:/s/ Paula Mueller
                                               ---------------------------
                                               Name: Paula Mueller
                                               Title: Vice President


                                            THE MITSUBISHI TRUST & BANKING
                                            CORPORATION, as Co-Agent and a Bank


                                            By:/s/ Masataka Ushio
                                               ---------------------------
                                               Name: Masataka Ushio
                                               Title: Senior Vice
                                                      President


                                            ROYAL BANK OF CANADA, as Co-Agent
                                            and a Bank


                                            By:/s/ Eduardo Salazar
                                               ---------------------------
                                               Name: Eduardo Salazar
                                               Title: Senior Manager

                                            THE SANWA BANK, LTD., as Co-Agent
                                            and a Bank


                                            By:/s/ Dominic Sorresso
                                               ---------------------------
                                               Name: Dominic Sorresso
                                               Title: Vice President


                                            THE SUMITOMO BANK, LIMITED, NEW YORK
                                            BRANCH, as Co-Agent and a Bank


                                            By:/s/ Yoshinori Kawamura
                                               ---------------------------
                                               Name: Yoshinori Kawamura
                                               Title: Joint General Manager


                                            UNION BANK OF SWITZERLAND, as
                                            Co-Agent and a Bank


                                            By:/s/ James P. Kelleher
                                               ---------------------------
                                               Name: James P. Kelleher
                                               Title: Assistant Treasurer


                                            By:/s/ Peter B. Yearly
                                               ---------------------------
                                               Name: Peter B. Yearly
                                               Title: Vice President


                                            Syndication Agent


                                            JP MORGAN SECURITIES INC., as the
                                            Syndication Agent


                                            By:/s/ Barbara J. Asch
                                               ---------------------------
                                               Name: Barbara J. Asch
                                               Title: Vice President

                                            Lead Managers

                                            CHEMICAL BANK, as Lead Manager and a
                                            Bank


                                            By:/s/ John C. Coffin
                                               ---------------------------
                                               Name: John C. Coffin
                                               Title: Vice President


                                            DEUTSCHE BANK AG, through its New
                                            York and/or Cayman Islands Branch,
                                            as Lead Manager and a Bank


                                            By:/s/ Bina R. Dabbah
                                               ---------------------------
                                               Name: Bina R. Dabbah
                                               Title: Vice President


                                            By:/s/ John R. Lilly
                                               ---------------------------
                                               Name: John R. Lilly
                                               Title: Vice President

                                            Participants

                                            THE SAKURA BANK, LIMITED, as
                                            Participant and a Bank


                                            By:/s/ Masahiro Nakajo
                                               ---------------------------
                                               Name: Masahiro Nakajo
                                               Title: Senior Vice President
                                                      & Manager

                                            COMPAGNIE FINANCIERE DE CIC ET DE
                                            L'UNION EUROPEENNE, NEW YORK BRANCH,
                                            as Participant and a Bank


                                            By:/s/ Marcus Edward
                                               ---------------------------
                                               Name: Marcus Edward
                                               Title: Vice President


                                            By:/s/Sean Mounier
                                               ---------------------------
                                               Name: Sean Mounier
                                               Title: Vice President


                                            PNC BANK N.A., as Participant and a
                                            Bank


                                            By:/s/ Margot C. Bright
                                               ---------------------------
                                               Name: Margot C. Bright
                                               Title: Assistant Vice
                                                      President


                                            FIRST INTERSTATE BANK OF WASHINGTON,
                                            N.A., as Participant and a Bank


                                            By:/s/ Susan Hendrixson
                                               ---------------------------
                                               Name: Susan Hendrixson
                                               Title: Vice President

                                            GULF INTERNATIONAL BANK, as
                                            Participant and a Bank


                                            By:/s/ Haythan F. Khalil
                                               ---------------------------
                                               Name: Haythan F. Khalil
                                               Title: Assistant Vice
                                                      President


                                            By:/s/ Abdel-Fattah Tahoun
                                               ---------------------------
                                               Name: Abdel-Fattah Tahoun
                                               Title: Senior Vice President


                                            THE TOKAI BANK, LIMITED, NEW YORK
                                            BRANCH, as Participant and a Bank


                                            By:/s/ Masaharu Muto
                                               ---------------------------
                                               Name: Masaharu Muto
                                               Title: Deputy General Manager


                                            THE YASUDA TRUST AND BANKING CO.,
                                            LTD., NEW YORK BRANCH, as
                                            Participant and a Bank


                                            By:/s/ Neil T. Chau
                                               ---------------------------
                                               Name: Neil T. Chau
                                               Title: First Vice President

                                                         Schedule 1.1(a)

- -----------------------------------------------------------------
Guarantees Related to Discontinued Operations
- -----------------------------------------------------------------
                                                                               Principal
                                                                                 Amount
      Guarantor             Obligor           Type       Expiry    Currency   Outstanding
      ---------             -------           ----       ------    --------   -----------
         PCI                JMZ Co.        Capitalized  6/19/98      USD        11,105,484
                                              Lease
         PCI              Kayser-Roth     9-1/2% Notes  7/31/95      USD           305,716
         PCI              Kayser-Roth       9% Notes    1/31/96      USD           151,106
         PCI                Simmons         7% IRB's    10/15/17     USD         9,700,000
                         Manufacturing
         PCI              CBF Fabrics     7-1/4% IRB's   7/1/97      USD         1,960,000

- --------------------------------------------------------
Guaranteed Joint-Venture Credit Facilities                                        * in foreign currency
- --------------------------------------------------------
                                                                                   Total         Maximum
                                                                                 Facility       Guarantee
      Guarantor             Obligor           Type       Expiry    Currency        Size*        Exposure*
      ---------             -------           ----       ------    --------        -----        ---------
         PCI               UCI (UK)         Term Loan   9/30/97     Pounds       58,722,500     29,361,250
                                                                   Sterling
         PCI               UCI (UK)         Revolver    6/11/96     Pounds       27,000,000     13,500,000
                                                                   Sterling
         PCI               CIC (UK)         Revolver    12/6/96     Pounds       31,000,000     15,500,000
                                                                   Sterling
         PCI              UCI Germany     Revolver/Term 8/22/95  Deutschemark   100,000,000     50,000,000
         PCI               UCI Spain      Revolver/Term 4/15/99    Spanish    5,000,000,000  2,500,000,000
                                                                    Peseta
 Blockbuster Enter.    Blockbuster Japan    Revolver    7/14/95      Yen        700,000,000  2,025,000,000
       Co. (a)             Co. Ltd.
 Blockbuster Enter.    Blockbuster Japan    Revolver    9/27/95      Yen      4,050,000,000    350,000,000
       Co. (a)             Co. Ltd.

- ----------------------
Guarantees:  Other
- ----------------------
                                                                                 Total       Maximum
                                                                                Facility    Guarantee
     7Guarantor             Obligor           Type       Expiry    Currency      Size       Exposure*
     ----------             -------           ----       ------    --------     --------    ---------
Blockbuster Enter.    Panthers Invest.    Revolver      5/31/01  USD            20,000,000   20,000,000
Co. (a)               Venture
Blockbuster Enter.    Backlick            Mortgage      4/19/95  USD             5,500,000    5,500,000
Co. (a)               Springfield LP
Blockbuster Enter.    Pavillion Partners  Promissory    10/1/04  USD            25,000,000   12,500,000
Co. (a)                                   Note

(a)  to be assumed by Viacom Inc.

                                         Schedule 10.6

                                    Subsidiary Indebtedness

                                                                                    Total
                                                                                  Facility
    Obligor              Type                Expire              Currency           Size
    -------              ----                ------              --------           ----
Virgin                 Revolver              6/30/95               USD             75,000,000
Interactive
Entertainment
Inc.
Virgin                 Revolver             10/31/94         Pounds Sterling      10,000,000*
Interactive
Entertainment
Inc.

                                    AMENDMENT


           This Amendment ("Amendment"), dated as of May 15, 1995, shall be:

           AMENDMENT NO. 3 to the $6.489 BILLION CREDIT AGREEMENT, dated as of July 1, 1994, as amended as of August 5, 1994 by Amendment No. 1 and as of September 29, 1994 by Amendment No. 2 (the "Parent Facility"), among VIACOM INC., a Delaware corporation ("Viacom"), each of the several Banks, THE BANK OF NEW YORK, as a Managing Agent and as the Documentation Agent, CITIBANK, N.A., as a Managing Agent and as the Administrative Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Managing Agent, JP MORGAN SECURITIES INC., as the Syndication Agent, BANK OF AMERICA NT&SA, as a Managing Agent, the Banks identified as Agents on the signature pages thereof, as Agents, and the Banks identified as Co-Agents on the signature pages thereof, as Co-Agents; and

           AMENDMENT NO. 2 to the $311 MILLION CREDIT AGREEMENT, dated as of July 1, 1994, as amended as of August 5, 1994 by Amendment No. 1 (the "Subsidiary Facility"), among VIACOM CABLEVISION OF DAYTON INC., WNYT INC., WMZQ INC., WVIT INC. and VIACOM INTERNATIONAL INC., each a Delaware corporation (collectively, "Subsidiary Borrowers"), each of the several Banks, THE BANK OF NEW YORK, as a Managing Agent and as the Documentation Agent, CITIBANK, N.A., as a Managing Agent and as the Administrative Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Managing Agent, JP MORGAN SECURITIES INC., as the Syndication Agent, BANK OF AMERICA NT&SA, as a Managing Agent, the Banks identified as Agents on the signature pages thereof, as Agents, and the Banks identified as Co-Agents on the signature pages thereof, as Co-Agents.

                              W I T N E S S E T H:

           WHEREAS, Viacom and the Subsidiary Borrowers have requested certain amendments to be made to certain provisions of the Parent Facility and the Subsidiary Facility, respectively; and

           WHEREAS, the parties who have heretofore entered into the Parent Facility and the Subsidiary Facility now desire to amend such provisions of such agreements.

           NOW, THEREFORE, the parties hereto agree as follows:

           SECTION 1. Amendments. (a) The definition of EBIDT in Section 1.1 of the Parent Facility is hereby amended by:

           (i) deleting clause (a)(ii) in its entirety and replacing it with the following:

                "(ii) amortization expense (including all amortization expenses recognized in accordance with APB 16 and 17 but excluding (A) all other amortization of programming, production and pre-publication costs and (B) amortization of videocassettes)";

and

           (ii) deleting the phrase ", less (c) Net Video Tape Purchases" after the word "definition" at the end of clause (b).

           (b) Section 1.1 of the Parent Facility is hereby amended to delete the definition of Net Video Tape Purchases.

           (c) The definition of "Applicable Eurodollar Rate Margin" in Section
1.1 of each of the Parent Facility and the Subsidiary Facility is hereby amended by deleting the first proviso in its entirety and replacing it with the following:

                "provided, however, that if the ratings assigned by S&P and Moody's shall differ, the Credit Rating shall be the rating which is the higher rating".

           (d)  Section 2.3 (b) of the Parent Facility is hereby amended by:

           (i) inserting the words "or Capital Market Transaction date" after the words "related sale date" in clause (y) thereof;

           (ii) deleting the number $250 million in clause (y)(C) thereof and replacing it with the number $500 million;

           (iii) replacing the word "reinvested", wherever it appears therein, with the words "used to acquire assets";

           (iv) replacing the word "reinvestment", in the first place it appears therein, with the words "use for acquisitions"; and

           (v) replacing the words "reinvestment of Net Cash Proceeds" with the words "use of Net Cash Proceeds for acquisitions".

           (e) Each of Section 5.4 (a) of the Parent Facility and Section 3.4
(a) of the Subsidiary Facility is hereby amended by deleting the proviso in its entirety and replacing it with the following:

                "provided, however, that if the ratings assigned by S&P and Moody's shall differ, the Credit Rating shall be the rating which is the higher rating".

           (f) Section 10.6 of the Parent Facility is hereby amended by replacing it in its entirety with the following:

                "10.6. Subsidiary Indebtedness. The Borrower shall not permit any of its Subsidiaries, other than a Guarantor Subsidiary, to incur Indebtedness for borrowed money other than (a) the Subsidiary Loans (as defined in the Subsidiary Facility), (b) under existing facilities identified on Schedule 10.6 to Amendment No. 2 to this Agreement or any replacement facilities thereto which in the aggregate do not exceed the amounts of the commitments on such Schedule and (c) Indebtedness for borrowed money in an aggregate amount at any time outstanding of not more than $25 million for all of its Subsidiaries other than a Guarantor Subsidiary".

           (g) Section 7.4 of the Subsidiary Facility is hereby amended by adding after the word "Agreement" the phrase "and other than Indebtedness permitted pursuant to Section 10.6 of the Parent Facility".

           (h) Each of Section 10.7 of the Parent Facility and Section 7.5 of the Subsidiary Facility is hereby amended by inserting the following after the words "Commercial Paper" in the parentheses:

                "and up to $500 million of Indebtedness with maturities of no less than seven years from the date such Indebtedness is incurred".

           SECTION 2. Effectiveness. This Amendment will be effective upon the execution hereof by each of Viacom, each Subsidiary Borrower, the Guarantor Subsidiary and (i) except in the case of the amendments contained in Sections 1(c) and (e) hereof, the Majority Banks and (ii) in the case of the amendments contained in Sections 1(c) and (e) hereof, each of the Banks.


           SECTION 3. Representations and Warranties. Each of Viacom, the Subsidiary Borrowers and the Guarantor Subsidiary hereby represents and warrants that as of the date hereof, both before and after giving effect to this Amendment, no Default or Event of Default shall exist or be continuing under the Parent Facility or the Subsidiary Facility.


           SECTION 4. Miscellaneous. (a) Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in each of the Parent Facility and the Subsidiary Facility.

           (b) Except as amended hereby, all of the terms of each of the Parent Facility and the Subsidiary Facility shall remain and continue in full force and effect and are hereby confirmed in all respects.

           (c) This Amendment shall be a Loan Document for the purposes of the Parent Facility and the Subsidiary Facility.

           (d) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

           (e) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

           SECTION 5. Guarantor Subsidiary Confirmation. By signing below, the Guarantor Subsidiary hereby agrees to the terms of the foregoing Amendment and confirms that the VII Guarantee remains in full force and effect.

           SECTION 6. Viacom Inc. Confirmation. By signing below, Viacom Inc., as guarantor under the Parent Guarantee ("Parent Guarantor"), hereby agrees to the terms of the foregoing Amendment and confirms that the Parent Guarantee remains in full force and effect.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                               VIACOM INC., as Borrower and as Parent Guarantor


                               By: /s/ Vaughn A. Clark
                                  ----------------------------
                                  Name: Vaughn A. Clark
                                  Title: Senior Vice President,
                                         Treasurer


                               VIACOM INTERNATIONAL INC., as a Subsidiary
                               Borrower and as a Guarantor Subsidiary


                               By: /s/ Vaughn A. Clark
                                  ----------------------------
                                  Name: Vaughn A. Clark
                                  Title: Senior Vice President,
                                         Treasurer


                               On behalf of the following Subsidiary Borrowers:

                               VIACOM CABLEVISION OF DAYTON INC.,

                               WNYT INC.,

                               WMZQ INC. and

                               WVIT INC.


                               By: /s/ Vaughn A. Clark
                                  ----------------------------
                                  Name: Vaughn A. Clark
                                  Title: Senior Vice President,
                                         Treasurer

                               Managing Agents

                               THE BANK OF NEW YORK, as Managing Agent, the
                               Documentation Agent and a Bank


                               By: /s/ Geoffrey C. Brooks
                                  ----------------------------
                                  Name: Geoffrey C. Brooks
                                  Title: Vice President


                               CITIBANK, N.A., as Managing Agent, the
                               Administrative Agent and a Bank


                               By: /s/ Margaret C. Ullrich
                                  ----------------------------
                                  Name: Margaret C. Ullrich
                                  Title: Vice President


                               MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Managing Agent and a Bank


                               By: /s/ Mathias Blumschein
                                  ----------------------------
                                  Name: Mathias Blumschein
                                  Title: Associate



                               BANK OF AMERICA NT&SA, as Managing Agent and a
                               Bank


                               By:/s/ Amy S. Trapp
                                  ----------------------------
                                  Name: Amy S. Trapp
                                  Title: Vice President

                               Agents

                               BANK OF MONTREAL, as Agent and a Bank


                               By: /s/ Yvonne Bos
                                  ----------------------------
                                  Name: Yvonne Bos
                                  Title:Managing Director


                               THE BANK OF NOVA SCOTIA, as Agent and a Bank


                               By: /s/ Vince J. Fitzgerald
                                  ----------------------------
                                  Name: Vince J. Fitzgerald
                                  Title: Senior Relationship Mgr.


                               BANK OF TOKYO TRUST COMPANY, as Agent and a Bank


                               By: /s/ Charles Poer
                                  ----------------------------
                                  Name: Charles Poer
                                  Title: Vice President & Manager


                               BARCLAYS BANK PLC, as Agent and a Bank



                               By: /s/ Michael W. Ballard
                                  ----------------------------
                                  Name: Michael W. Ballard
                                  Title:Associate Director


                               CANADIAN IMPERIAL BANK OF COMMERCE, as Agent and a Bank


                               By:/s/ John Tyler
                                  ----------------------------
                                  Name: John Tyler
                                  Title: Vice President

                               THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as Agent and a Bank


                               By: /s/ Bruce Longenkamp
                                  ----------------------------
                                  Name: Bruce Longenkamp
                                  Title:Vice President


                               CREDIT LYONNAIS CAYMAN ISLAND BRANCH, as Agent and a Bank


                               By: /s/ M. Bernadette Collins
                                  ----------------------------
                                  Name: M. Bernadette Collins
                                  Title:Authorized Signature


                               THE FIRST NATIONAL BANK OF BOSTON, as Agent and a Bank


                               By: /s/ Mary M. Barcus
                                  ----------------------------
                                  Name: Mary M. Barcus
                                  Title: Vice President


                               THE FUJI BANK, LIMITED, as Agent and a Bank


                               By: /s/ Kazuaki Kitabatake
                                  ----------------------------
                                  Name: Kazuaki Kitabatake
                                  Title:Joint General Manager


                               THE INDUSTRIAL BANK OF JAPAN, LTD., as Agent and a Bank


                               By: /s/ Jeffrey Cole
                                  ----------------------------
                                  Name: Jeffrey Cole
                                  Title:Senior Vice President

                               LTCB TRUST COMPANY, as Agent and a Bank


                               By: /s/ John A. Krob
                                  ----------------------------
                                  Name: John A. Krob
                                  Title: Senior Vice President


                               MELLON BANK, N.A., as Agent and a Bank


                               By: /s/ G. Luis Ashley
                                  ----------------------------
                                  Name: G. Luis Ashley
                                  Title: First Vice President



                               NATIONSBANK OF TEXAS, N.A., as Agent and a Bank


                               By: /s/ Chad E. Coben
                                  ----------------------------
                                  Name: Chad E. Coben
                                  Title: Vice President


                               SOCIETE GENERALE, as Agent and a Bank


                               By: /s/ Pascale Hainline
                                  ----------------------------
                                  Name: Pascale Hainline
                                  Title:Vice President

                               THE TORONTO-DOMINION BANK, as Agent and a Bank


                               By: /s/ Neva Nesbitt
                                  ----------------------------
                                  Name: Neva Nesbitt
                                  Title:Manager Credit Admin.


                               UNION BANK, as Agent and a Bank


                               By: /s/ J. Kevin Sampson
                                  ----------------------------
                                  Name: J. Kevin Sampson
                                  Title:


                               Co-Agents


                               CREDIT SUISSE, as Co-Agent and a Bank


                               By: /s/ Michael C. Mast
                                  ----------------------------
                                  Name: Michael C. Mast
                                  Title: Member of Senior
                                           Management


                               By: /s/ Kristina Catlin
                                  ----------------------------
                                  Name: Kristina Catlin
                                  Title: Associate


                               THE DAI-ICHI KANGYO BANK LTD., NEW YORK BRANCH, as Co-Agent and a Bank


                               By: /s/ Shinya Wako
                                  ----------------------------
                                  Name: Shinya Wako
                                  Title:Senior Vice President
                                          and Department Head

                               THE MITSUBISHI BANK, LIMITED, as Co-Agent and a Bank


                               By: /s/ Paula Mueller
                                  ----------------------------
                                  Name: Paula Mueller
                                  Title: Vice President


                               THE MITSUBISHI TRUST & BANKING CORPORATION, as Co-Agent and a Bank


                               By: /s/ Patricia Loret de Mola
                                  ----------------------------
                                  Name: Patricia Loret de Mola
                                  Title: Senior Vice President


                               ROYAL BANK OF CANADA, as Co-Agent and a Bank


                               By: /s/ Eduardo Salazar
                                  ----------------------------
                                  Name: Eduardo Salazar
                                  Title: Senior Manager


                               THE SANWA BANK, LTD., as Co-Agent and a Bank


                               By: /s/ Dominic J. Sorresso
                                  ----------------------------
                                  Name: Dominic J. Sorresso
                                  Title:Vice President


                               THE SUMITOMO BANK, LIMITED, NEW YORK BRANCH, as Co-Agent and a Bank


                               By: /s/ Shuntaro Hisashi
                                  ----------------------------
                                  Name: Shuntaro Hisashi
                                  Title: Joint General Manager

                               UNION BANK OF SWITZERLAND, as Co-Agent and a Bank


                               By: /s/ James P. Kelleher
                                  ----------------------------
                                  Name: James P. Kelleher
                                  Title: Assistant Vice
                                         President


                               By: /s/ Peter B. Yearley
                                  ----------------------------
                                  Name: Peter B. Yearley
                                  Title: Vice President


                               Syndication Agent


                               JP MORGAN SECURITIES INC., as the Syndication
                               Agent


                               By: /s/ Barbara J. Asch
                                  ----------------------------
                                  Name: Barbara J. Asch
                                  Title:Vice President


                               Lead Managers


                               CHEMICAL BANK, as Lead Manager and a Bank


                               By: /s/ Mary E. Cameron
                                  ----------------------------
                                  Name: Mary E. Cameron
                                  Title: Vice President

                               DEUTSCHE BANK AG, through its New York and/or Cayman Islands Branch, as Lead Manager and a Bank


                               By: /s/ Steven M. Godeke
                                  ----------------------------
                                  Name: Steven M. Godeke
                                  Title: Vice President


                               By: /s/ Bina R. Dabbah
                                  ----------------------------
                                  Name: Bina R. Dabbah
                                  Title: Vice President

                               Participants


                               THE SAKURA BANK, LIMITED


                               By: /s/ Hiroshi Shimazaki
                                  ----------------------------
                                  Name: Hiroshi Shimazaki
                                  Title: Senior Vice President
                                           and Manager


                               COMPAGNIE FINANCIERE DE CIC ET DE L'UNION
                               EUROPEENNE, NEW YORK BRANCH


                               By:/s/ Brian O'Leary/Marcus Edward
                                  -------------------------------
                                  Name: Brian O'Leary/Marcus Edward
                                  Title: Vice Presidents


                               PNC BANK N.A.


                               By: /s/ Karen M. Wolters
                                  ----------------------------
                                  Name: Karen M. Wolters
                                  Title: Vice President

                               FIRST INTERSTATE BANK OF WASHINGTON, N.A.


                               By:/s/ Susan Hendrixson
                                  ----------------------------
                                  Name: Susan Hendrixson
                                  Title: Vice President


                               GULF INTERNATIONAL BANK


                               By:/s/ Abdel-Fattah Tahoun
                                  ----------------------------
                                  Name: Abdel-Fattah Tahoun
                                  Title: Senior Vice President

                               By:/s/ Haytham F. Khalil
                                  ----------------------------
                                  Name: Haytham F. Khalil
                                  Title: Assistant Vice President


                               THE TOKAI BANK, LIMITED, NEW YORK BRANCH


                               By: /s/ Masaharu Muto
                                  ----------------------------
                                  Name: Masaharu Muto
                                  Title: Deputy General Manager


                               THE YASUDA TRUST AND BANKING CO., LTD., NEW YORK BRANCH


                               By:/s/ Neil T. Chau
                                  ----------------------------
                                  Name: Neil T. Chau
                                  Title: First Vice President

                               BANK BRUSSELS LAMBERT, NEW YORK BRANCH


By: /s/ Denise Isherwood       By: /s/ Eric Hollanders
   -----------------------        ----------------------------
   Name:  Denise Isherwood        Name:  Eric Hollanders
   Title: Assistant Vice          Title: Senior Vice President
             President                    Credit Department

                               BANQUE FRANCAISE DU COMMERCE EXTERIEUR, NEW YORK BRANCH


                               By: /s/ Peter K. Harris
                                  ----------------------------
                                  Name: Peter K. Harris
                                  Title: Vice President


                               By: /s/ William Marer
                                  ----------------------------
                                  Name: William Marer
                                  Title: Vice President/Manager


                               DEN DANSKE BANK


                               By: /s/ George Wendell
                                  ----------------------------
                                  Name: George Wendell
                                  Title: Vice President


                               By: /s/ Mogens Sondergaard
                                  ----------------------------
                                  Name: Mogens Sondergaard
                                  Title: Vice President


                               FIRST UNION NATIONAL BANK OF NORTH CAROLINA


                               By: /s/ William F. Laponte, III
                                  ----------------------------
                                  Name: William F. Laponte, III
                                  Title: Vice President

                               NIPPON CREDIT BANK, LTD., LOS ANGELES AGENCY


                               By: /s/ Bernardo E. Correa-Henschke
                                  --------------------------------
                                  Name:  Bernardo E. Correa-Henschke
                                  Title: Vice President and Manager


                               SHAWMUT BANK CONNECTICUT, N.A.


                               By: /s/ Robert F. West
                                  ----------------------------
                                  Name: Robert F. West
                                  Title: Director

                               VAN KAMPEN PRIME RATE INCOME TRUST


                               By: /s/ Jeffrey W. Maillet
                                  ----------------------------
                                  Name: Jeffrey W. Maillet
                                  Title: Vice President
                                           & Portfolio Mgr.


                               FIRST HAWAIIAN BANK


                               By: /s/ William B. Schink
                                  ----------------------------
                                  Name: William B. Schink
                                  Title: Vice President


                               BAYERISCHE VEREINS BANK, A.G.


                               By: /s/ John Carlson
                                  ----------------------------
                                  Name: John Carlson
                                  Title: Vice President

                               By: /s/ Sylvia Cheng
                                  ----------------------------
                                  Name: Sylvia Cheng
                                  Title: Vice President


                               BANK OF HAWAII


                               By: /s/ J. Bryan Scearce
                                  ----------------------------
                                  Name: J. Bryan Scearce
                                  Title: Associate Vice President

                               THE SUMITOMO TRUST BANKING COMPANY, LTD.



                               By: /s/ Suraj P. Bhatia
                                  ----------------------------
                                  Name: Suraj P. Bhatia
                                  Title: Senior Vice President
                                         Manager, Corp. Finance

                                    AMENDMENT

           This Amendment ("Amendment"), dated as of November 17, 1995, shall be:

           AMENDMENT NO. 4 to the $6.489 BILLION CREDIT AGREEMENT, dated as of July 1, 1994, as amended, ("Parent Facility") among VIACOM INC., a Delaware corporation ("Viacom"), each of the several Banks, THE BANK OF NEW YORK, as a Managing Agent and as the Documentation Agent, CITIBANK, N.A., as a Managing Agent and as the Administrative Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Managing Agent, JP MORGAN SECURITIES INC., as the Syndication Agent, BANK OF AMERICA NT&SA, as a Managing Agent, the Banks identified as Agents on the signature pages thereof, as Agents, and the Banks identified as Co-Agents on the signature pages thereof, as Co-Agents.

           AMENDMENT NO. 3 to the $311 MILLION CREDIT AGREEMENT, dated as of July 1, 1994, as amended, (the "Subsidiary Facility") among VIACOM CABLEVISION OF DAYTON INC., WNYT INC., WMZQ INC., WVIT INC., AND VIACOM INTERNATIONAL INC., each a Delaware corporation (collectively "Subsidiary Borrowers"), each of the several Banks, THE BANK OF NEW YORK, as a Managing Agent and as the Documentation Agent, CITIBANK, N.A., as a Managing Agent and as the Administrative Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Managing Agent, JP MORGAN SECURITIES INC., as the Syndication Agent, BANK OF AMERICA NT&SA, as a Managing Agent, the Banks identified as Agents of the signature pages thereof, as Agents, and the Banks identified as Co-Agents on the signature pages thereof, as Co-Agents.

                                   WITNESSETH:

           WHEREAS, Viacom, Viacom International Inc., a wholly-owned subsidiary of Viacom ("VII"), Viacom International Services Inc., a wholly-owned subsidiary of VII ("VII Services"), Tele-Communications Inc. ("TCI"), and TCI Communications Inc. ("TCI Sub"), a wholly-owned subsidiary of TCI, have entered into a series of agreements ("the Transaction Documents", which are listed on Schedule I attached hereto) pursuant to which (i) VII will convey to VII Services proceeds from the $1.7 billion bank debt described below and all of its assets relating to business operations other than the cable television business (the "Non Cable Businesses"), and VII Services will assume all of VII's liabilities (including its existing public debt and bank debt) other than the $1.7 Billion bank debt described below and liabilities relating to the cable television business (the "Cable Business"), (ii) VII will distribute the stock of VII Services to Viacom (the "First Distribution"), (iii) VII, after giving effect to the First Distribution, will be solely engaged in the Cable Business and VII will be recapitalized with new VII Class A common stock, (iv) the Class A common stock of VII will be split off to the shareholders of Viacom in an exchange offer (the "Exchange Offer") in which shares of Viacom common stock will be exchanged for shares of VII Class A common stock, (v) VII prior to the expiration of the Exchange Offer will borrow $1.7 billion from a syndicate of lenders, the proceeds of which will be deposited in a secured collateral account until the date of consummation of the Exchange Offer when VII will transfer such proceeds to VII Services as described above, and (vi) immediately after the split off, TCI has agreed to purchase Class B common stock of VII and the Class A common stock will be automatically converted upon such purchase into preferred stock, and (vii) VII will no longer be a subsidiary of Viacom and will be renamed TCI Pacific Communications Inc. and VII Services will be renamed Viacom International Inc. (collectively the "Cable Transaction"); and

           WHEREAS, Viacom and the Subsidiary Borrowers have requested certain amendments to be made to and certain consents obtained with respect to certain provisions of the Parent Facility and the Subsidiary Facility, respectively; and

           WHEREAS, the parties who have heretofore entered into the Parent Facility and the Subsidiary Facility now desire to amend certain provisions of such agreements and for the Majority Banks to consent to the waiver of the application of certain other provisions in connection with the Cable Transaction,

           NOW THEREFORE, the parties hereto agree as follows:

           SECTION 1.  Amendments.

                (a) The definition of Net Cash Proceeds in Section 1.1 of the Parent Facility is hereby amended by adding the following provisions: "(v) with reference to proceeds from any sale of Spelling Entertainment Group Inc., the net amount paid by the Borrower for the portion of Virgin Interactive Entertainment Limited ("VIEL") not theretofore directly or indirectly owned by the Borrower, and (vi) with reference to proceeds from any sale of Spelling Entertainment Group Inc., that portion of the Net Cash Proceeds attributable to repayment of Indebtedness owed by Spelling Entertainment Group Inc. to the Borrower;"

                (b) Section 2.3 (b) of the Parent Facility is hereby amended by replacing it in its entirety with the following:

                     "2.3(b) Mandatory Reductions. The Borrower shall reduce the Short-Term Loan Commitment of each Bank by (i) each Bank's Ratable Portion of the amount received by the Borrower from VII Services representing the loan proceeds from VII in connection with the consummation of the Exchange Offer (the "Cable Transaction Effective Date") and (ii) in the event that the Cable Transaction Effective Date has not occurred by May 31, 1996, by each Bank's Ratable Portion of the amount by which any Net Cash Proceeds received by the Borrower from the sale of Spelling Entertainment Group Inc. (or any of its subsidiaries other than VIEL) exceed $150 million. After the Short-Term Loan Commitments have been reduced to $0 and all Short-Term Loans have been repaid, no mandatory reductions of any Commitment shall be required from Net Cash Proceeds".

                (c) Section 10.6 of the Parent Facility is hereby amended by replacing it in its entirety with the following:

                     "10.6. Subsidiary Indebtedness. The Borrower shall not permit any of its Subsidiaries, other than the Guarantor Subsidiary, to incur Indebtedness for borrowed money other than (a) the Subsidiary Loans (as defined in the Subsidiary Facility), (b) under existing facilities identified on
Schedule 10.6 to this Amendment No. 4 or any replacement facilities thereto which in the aggregate do not exceed the amounts of the commitments on such Schedule and (c) Indebtedness for borrowed money in an aggregate amount at any time outstanding of not more than $300 million; provided, however, the aggregate amount of Indebtedness for borrowed money scheduled to mature earlier than six months after the Commitment Termination Date at any time permitted to be outstanding under 10.6(c) and 10.7(b) may not exceed $300 million."

                (d) Section 10.7 of the Parent Facility is hereby amended by replacing it in its entirety with the following:

                     "10.7. Other Restrictions on Indebtedness. The Borrower shall not, and shall not permit the Guarantor Subsidiary to, incur Indebtedness for borrowed money maturing earlier than six months after the Commitment Termination Date other than (a) Commercial Paper and (b) up to $300 million at any time outstanding (less the aggregate amount outstanding under 10.6(c) scheduled to mature earlier than six months after the Commitment Termination
Date) and on terms no more onerous than the terms hereof".

                (e) Section 7.5 of the Subsidiary Facility is hereby amended by replacing it in its entirety with the following:

                     "7.5 Other Restrictions on Indebtedness. No Subsidiary Borrower shall incur Indebtedness for borrowed money maturing earlier than six months after the Commitment Termination Date other than (a) Commercial Paper and
(b) up to $300 million at any time outstanding (less the aggregate amount outstanding scheduled to mature earlier than six months after the Commitment Termination Date under 10.6(c) of the Parent Facility)".

                (f) Section 13.1 of the Parent Facility is hereby amended by deleting the word "or" preceding clause (f) thereof and inserting the following new clause (g): "or (g) amend clause (i) of Section 13.6".

                (g) Section 10.1 of the Subsidiary Facility is hereby amended by deleting the word "or" preceding clause (f) and inserting the following new clause (g): "or (g) amend clause (i) of Section 10.6".

                (h) Clause (i) of Section 13.6 of the Parent Facility is hereby amended to read in its entirety as follows: "the Borrower shall have no right to assign its rights or obligations hereunder or any interest herein (and any such purported assignment shall be void) without the prior consent of the Banks except in connection with any (x) merger or consolidation permitted under
Section 10.2 or (y) merger, consolidation or sale of assets consented to by the Majority Banks".

                (i) Clause (i) of Section 10.6 of the Subsidiary Facility is hereby amended to read in its entirety as follows: "no Subsidiary Borrower shall have the right to assign its rights or obligations hereunder or any interest herein (and any such purported assignment shall be void) without the prior consent of the Banks, except in connection with any (x) merger or consolidation permitted under Section 10.2 of the Parent Facility or (y) merger, consolidation or sale of assets consented to by the Majority Banks".

           SECTION 2.  Consents.  In connection with the Cable Transaction:

                (a) On the Cable Transaction Effective Date, the Guarantor Subsidiary may assign all of its rights and obligations under the VII Guaranty to VII Services (which will change its name to Viacom International Inc.) if in connection therewith VII Services (i) assumes all of the obligations of VII under the VII Guaranty and (ii) receives an assignment of the Non Cable Businesses. VII Services will become the Guarantor Subsidiary and VII will be released from all of its obligations thereunder.

                (b) On the Cable Transaction Effective Date, the Subsidiary Loan made to VII under the Subsidiary Facility may be assigned to VII Services if in connection therewith VII Services (i) assumes all of the obligations of VII under the Subsidiary Loan and (ii) receives an assignment of the Non Cable Businesses. VII Services will become a Subsidiary Borrower under the Subsidiary Facility and VII will be released from all of its obligations thereunder.

                (c) Prior to the expiration of the Exchange Offer, VII may borrow $1.7 billion from a syndicate of banks on terms permitted pursuant to the Transaction Documents substantially in the form of those in effect at the date hereof and may grant such banks a Lien on such funds until they are released to VII Services on the date of consummation of the Exchange Offer and a lien on rights under the Subscription Agreement referred to in Schedule I.

                (d) After the Cable Transaction Effective Date, VII Services may hold certain cable franchises for the benefit of VII until regulatory approvals are obtained and may assign the receivables related to such franchises to the banks lending to VII.

                (e) For purposes of the Parent Facility and the Subsidiary Facility, the $1.7 Billion loan to VII shall not be considered Indebtedness of the Borrower or a Subsidiary Borrower.

           Upon the execution and delivery hereof of the Majority Banks, the Majority Banks shall have consented to each of the foregoing relating to the Cable Transaction and, to the extent any of the matters described in (a) - (e) above are otherwise inconsistent with the terms of the Parent Facility or Subsidiary Facility, as hereby amended, this Amendment shall constitute a waiver of the provisions thereof to the extent necessary to permit the Cable Transaction.

           SECTION 3. Assumption of Liabilities. As of the Cable Transaction Effective Date, VII Services hereby expressly assumes and agrees to pay, satisfy and perform when due all liabilities of VII under each Loan Document to which VII is a party. For purposes of clarity, VII's obligations under the $1.7 billion of bank debt described above will not be assumed by VII Services.

           SECTION 4. Effectiveness. This Amendment will be effective upon the execution hereof by each of Viacom, each Subsidiary Borrower, VII and VII Services and the Majority Banks.

           SECTION 5. Representations and Warranties. Each of Viacom, the Subsidiary Borrowers and the Guarantor Subsidiary hereby represents and warrants that (i) as of the date hereof, both before and after giving effect to this Amendment, and (ii) as of the date of, and after giving effect to consummation of, the Cable Transaction, no Default or Event of Default shall exist or be continuing under the Parent Facility or the Subsidiary Facility.

           SECTION 6. Miscellaneous. (a) Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in each of the Parent Facility and the Subsidiary Facility.

                (b) Except as amended or waived hereby, all of the terms of each of the Parent Facility and the Subsidiary Facility shall remain and continue in full force and effect and are hereby confirmed in all respects.

                (c) This Amendment shall be a Loan Document for the purposes of the Parent Facility and the Subsidiary Facility.

                (d) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                (e) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

           SECTION 7. Covenant. Viacom shall within two Business Days following the Cable Transaction Effective Date deliver to the Documentation Agent, dated as of the Cable Transaction Effective Date, as to VII Services only:

            (i) each of the documents referred to in Section 6.1(a), (b) and (c) of the Parent Facility;

           (ii) each of the documents referred to in Section 4.1(a), (b) and (c) of the Subsidiary Facility;

          (iii) a favorable opinion of Shearman & Sterling, special counsel to the Loan Parties, with respect to this Amendment substantially to the same effect as contemplated by paragraph 1 of Exhibit E-1 to the Parent Agreement and paragraph 1 of Exhibit E-1 to the Subsidiary Agreement; and

           (iv) a favorable opinion of Philippe P. Dauman, General Counsel to the Loan Parties, with respect to this Amendment substantially to the same effect as contemplated by paragraphs 1 - 6 of Exhibit E-2 to the Parent Agreement and paragraphs 1 - 6 of Exhibit E-2 to the Subsidiary Agreement.

           SECTION 8. Guarantor Subsidiary Confirmation. By signing below, the Guarantor Subsidiary hereby agrees to the terms of the foregoing Amendment and confirms that the VII Guarantee remains in full force and effect.

           SECTION 9. Viacom Inc. Confirmation. By signing below, Viacom Inc., as guarantor under the Parent Guaranty ("Parent Guarantor"), hereby agrees to the terms of the foregoing Amendment and confirms that the Parent Guaranty remains in full force and effect.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                              VIACOM INC., as Borrower and Parent Guarantor


                              By:/s/ Vaughn A. Clarke
                             --------------------------------
                                 Name: Vaughn A. Clarke
                                 Title: Senior Vice President

                              VIACOM INTERNATIONAL INC., as a Subsidiary
                              Borrower and as a Guarantor Subsidiary

                              By:/s/ Vaughn A. Clarke
                             --------------------------------
                                 Name: Vaughn A. Clarke
                                 Title: Senior Vice President

                               On behalf of the following Subsidiary Borrowers:

                               VIACOM CABLEVISION OF DAYTON INC.,

                               WNYT INC.,

                               WMZQ INC. and

                               WVIT INC.,


                               By:/s/ Vaughn A. Clarke
                                  --------------------------------
                                  Name:  Vaughn A. Clarke
                                  Title: Senior Vice President

                               VIACOM INTERNATIONAL SERVICES INC.


                               By:/s/ Vaughn A. Clarke
                                  --------------------------------
                                  Name:  Vaughn A. Clarke
                                  Title: Senior Vice President


                               CREDIT SUISSE


                               By:/s/ J. Hamilton Crawford
                                  --------------------------------
                                  Name:  J. Hamilton Crawford
                                  Title: Associate


                               By:/s/ Michael C. Mast
                                  --------------------------------
                                  Name:  Michael C. Mast
                                  Title: Member of Senior Mgmt.

                               SOCIETE GENERALE


                               By:/s/ Elaine I. Khalil
                                  --------------------------------
                                  Name:  Elaine I. Khalil
                                  Title: Vice President

                          THE BANK OF NEW YORK


                          By:/s/ Geoffrey C. Brooks
                             ---------------------------------
                             Name:  Geoffrey C. Brooks
                             Title: Vice President


                          THE BANK OF TOKYO TRUST COMPANY


                          By:/s/ John P. Judge
                             ---------------------------------
                             Name:  John P. Judge
                             Title: Vice President


                          FIRST INTERSTATE BANK OF WASHINGTON


                          By:/s/ Susan Hendrixson
                             ---------------------------------
                             Name:  Susan Hendrixson
                             Title: Vice President


                          UNION BANK OF SWITZERLAND


                          By:/s/ Stephen A. Cayer
                             ---------------------------------
                             Name:  Stephen A. Cayer
                             Title: Assistant Treasurer


                          By:/s/ Peter B. Yearly
                             ---------------------------------
                             Name:  Peter B. Yearly
                             Title: Vice President


                          THE YASUDA TRUST & BANKING CO., LTD


                          By:/s/ Gerald Gill
                             ---------------------------------
                             Name:  Gerald Gill
                             Title: Vice President

                          BAYERISCHE VEREINSBANK AG


                          By:/s/ John Carlson
                             ---------------------------------
                             Name:  John Carlson
                             Title: Vice President


                          By:/s/ Sylvia Chang
                             ---------------------------------
                             Name:  Sylvia Chang
                             Title: Vice President


                          MITSUBISHI BANK, LTD.


                          By:/s/ Paula Mueller
                             ---------------------------------
                             Name:  Paula Mueller
                             Title:


                          THE MITSUBISHI TRUST AND BANKING
                            CORPORATION


                          By:/s/ Patricia Loret De Mola
                             ---------------------------------
                          Name: Patricia Loret De Mola
                             Title: Senior Vice President


                          NATWEST BANK, N.A.


                          By:/s/ Michael A. Cerullo
                             ---------------------------------
                             Name:  Michael A. Cerullo
                             Title: Vice President

                          GULF INTERNATIONAL BANK BSC


                          By:/s/ Haytham F. Halil
                             ---------------------------------
                             Name:  Haytham F. Halil
                             Title: Assistant Vice President


                          By:/s/ Abdel-Fattah Tahoun
                             ---------------------------------
                             Name:  Haytham F. Halil
                             Title: Senior Vice President


                          PNC BANK, NATIONAL ASSOCIATION


                          By:/s/ Karen M. Wolters
                             ---------------------------------
                             Name:  Karen M. Wolters
                             Title: Vice President


                          THE SUMITOMO BANK, LTD.


                          By:/s/ S. Higashi
                             ---------------------------------
                             Name: S. Higashi
                             Title: Joint General Manager


                          THE SUMITOMO TRUST AND BANKING CO., LTD.


                          By:/s/ Suraj P. Bhatia
                             ---------------------------------
                             Name: Suraj P. Bhatia
                             Title: Senior Vice President
                                      Mgr. Corp. Finance Dept.


                          CORESTATES BANK, N.A.


                          By:/s/ Edward L. Kittrell
                             ---------------------------------
                             Name:  Edward L. Kittrell
                             Title: Vice President

                          BANQUE FRANCAISE DU COMMERCE EXTERIEUR


                          By:/s/ Peter Karl Harris
                             ---------------------------------
                             Name:  Peter Karl Harris
                             Title: Vice President


                          By:/s/ William C. Maier
                             ---------------------------------
                             Name:  William C. Maier
                             Title: VP-Group Manager



                          THE SAKURA BANK, LTD.


                          By:/s/ Hiroshi Shimazaki
                             ---------------------------------
                             Name:  Hiroshi Shimazaki
                             Title: Senior Vice President
                                     & Manager


                          DEN DANSKE BANK


                          By:/s/ Mogens Sondergaard
                             ---------------------------------
                             Name:  Mogens Sondergaard
                             Title: Vice President


                          By:/s/ Bent V. Christensen
                             ---------------------------------
                             Name:  Bent V. Christensen
                             Title: Vice President



                          THE INDUSTRIAL BANK OF JAPAN, LTD.


                          By:/s/ Jeffrey Cole
                             ---------------------------------
                             Name:  Jeffrey Cole
                             Title: Senior Vice President

                          ROYAL BANK OF CANADA


                          By:/s/ Cynthia K. Wong
                             ---------------------------------
                             Name:  Cynthia K. Wong
                             Title: Manager



                          THE SANWA BANK, LTD.


                          By: /s/ Dominic J. Sorresso
                             ---------------------------------
                              Name:  Dominic J. Sorresso
                              Title: Vice President



                          TOKAI BANK, LTD.


                          By:/s/ Stuart Schulman
                             ---------------------------------
                             Name:  Stuart Schulman
                             Title: Senior Vice President



                          CHEMICAL BANK


                          By:/s/ John J. Huber III
                             ---------------------------------
                             Name: John J. Huber III
                            Title: Managing Director



                          THE DAI-CHI KANGYO BANK, LTD.


                          By:/s/ Ronald Wolinsky
                             ---------------------------------
                             Name:  Ronald Wolinsky
                      Title: Vice President & Group Leader

                          FIRST HAWAIIAN BANK


                          By:/s/ William B. Schink
                             ---------------------------------
                             Name:  William B. Schink
                             Title: Vice President



                          MORGAN GUARANTY TRUST COMPANY OF
                            NEW YORK


                          By:/s/ R. BLake Witherington
                             ---------------------------------
                             Name:  R. BLake Witherington
                             Title: Vice President



                          CITIBANK, N.A.


                          By:/s/ Margaret C. Ullrich
                             ---------------------------------
                             Name:  Margaret C. Ullrich
                             Title: Vice President



                          THE NIPPON CREDIT BANK, LTD.


                          By:/s/ Bernardo E. Correa-Henschke
                             ---------------------------------
                             Name: Bernardo E. Correa-Henschke
                             Title: Vice President & Manager



                          RIGGS NATIONAL BANK


                          By:/s/ David H. Olson
                             ---------------------------------
                             Name:  David H. Olson
                             Title: Vice President

                          FIRST UNION NATIONAL BANK OF
                            NORTH CAROLINA


                          By:/s/ Jim F. Redman
                             ---------------------------------
                             Name:  Jim F. Redman
                             Title: Senior Vice President



                          MELLON BANK, N.A.


                          By: /s/ G. Luis Ashley
                             ---------------------------------
                              Name:  G. Luis Ashley
                           Title: First Vice President



                          COMPAGNIE FINANCIERE DE CIC ET DE
                             L'UNION EUROPENNE


                          By:/s/ Brian O'Leary
                             ---------------------------------
                             Name:  Brian O'Leary
                             Title: Vice President


                          By:/s/ Marcus Edward
                             ---------------------------------
                             Name:  Marcus Edward
                             Title: Vice President



                     VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                            INCOME TRUST


                          By:/s/ Jeffrey W. Maillet
                             ---------------------------------
                             Name:  Jeffrey W. Maillet
                             Title: Sr. Vice Pres. &
                                Portfolio Manager

                          CIBC, INC.


                          By:/s/ John Tyler
                             ---------------------------------
                             Name:  John Tyler
                             Title: Vice President



                          THE CHASE MANHATTAN BANK


                          By:/s/ Bruce Langenkamp
                             ---------------------------------
                             Name:  Bruce Langenkamp
                             Title: Vice President



                          THE BANK OF NOVA SCOTIA


                          By:/s/ Vincent Fitzgerald, Jr.
                             ---------------------------------
                             Name: Vincent Fitzgerald, Jr.
                             Title: Authorized Signatory



                          THE FUJI BANK, LTD.


                          By:/s/ Katsunori Nozawa
                             ---------------------------------
                             Name:  Katsunori Nozawa
                             Title: Vice President & Manager



                          THE LONG-TERM CREDIT BANK OF JAPAN, LTD.


                          By:/s/ John A. Krob
                             ---------------------------------
                             Name:  John A. Krob
                             Title: Deputy General Manager

                          BANQUE NATIONALE DE PARIS


                          By:/s/ John S. Mitchell
                             ---------------------------------
                             Name:  John S. Mitchell
                             Title: Vice President


                          By:/s/ Nancy Stengel
                             ---------------------------------
                             Name:  Nancy Stengel
                             Title: Assistant Treasurer



                          BANK OF HAWAII


                          By:/s/ J. Bryan Scearce
                             ---------------------------------
                             Name:  J. Bryan Scearce
                             Title: Vice President



                          BANK OF AMERICA


                          By:/s/ Amy S. Trapp
                             ---------------------------------
                             Name:  Amy S. Trapp
                             Title: Vice President



                          NATIONSBANK OF TEXAS, N.A.


                          By:/s/ Chad E. Coben
                             ---------------------------------
                             Name:  Chad E. Coben
                             Title: Vice President

                          DEUTSCHE BANK


                          By:/s/ Steven M. Godeke
                             ---------------------------------
                             Name:  Steven M. Godele
                             Title: Vice President


                          By:/s/ Bina R. Dabbah
                             ---------------------------------
                             Name:  Bina R. Dabbah
                             Title: Vice President



                          UNION BANK


                          By:/s/ Gabriel A. Renga
                             ---------------------------------
                             Name:  Gabriel A. Renga
                             Title: Senior Vice President



                          THE TORONTO DOMINION BANK


                          By:/s/ Neva Nesbitt
                             ---------------------------------
                             Name:  Neva Nesbitt
                             Title: Manager, Credit Administration



                          FLEET NATIONAL BANK OF CONNECTICUT

                          By:/s/ Stephen Charles
                             ---------------------------------
                             Name:  Stephen Charles
                             Title: Senior Vice President



                          BARCLAYS BANK PLC


                          By:/s/ James K. Downy
                             ---------------------------------
                             Name:  James K. Downy
                             Title: Associate Director

                          BANK BRUSSELS LAMBERT, NY BRANCH


                          By:/s/ Gerrit Verlodt
                             ---------------------------------
                             Name:  Gerrit Verlodt
                             Title: Senior Vice President


                          By:/s/ Dominick H.J. Vangaever
                             ---------------------------------
                             Name: Dominick H.J. Vangaever
                             Title: Vice President, Credit Dept.



                          BANK OF MONTREAL


                          By:/s/ Yvonne Bos
                             ---------------------------------
                             Name:  Yvonne Bos
                             Title: Managing Director



                          CREDIT LYONNAIS


                          By:/s/ James E. Morris
                             ---------------------------------
                             Name:  James E. Morris
                             Title: Vice President

                               Schedule I

                    1. Parents Agreement, dated as of July 24, 1995, among Viacom, TCI and TCI Sub.

                    2. Implementation Agreement, dated as of July 24, 1995, between VII and VII Services.

                    3. Subscription Agreement, dated as of July 24, 1995, among VII, TCI and TCI Sub.

                                     PRICING
                                    AMENDMENT

           This Amendment ("Amendment"), dated as of November 17, 1995, shall be:

           AMENDMENT NO. 5 to the $6.489 BILLION CREDIT AGREEMENT, dated as of July 1, 1994, as amended, ("Parent Facility") among VIACOM INC., a Delaware corporation ("Viacom"), each of the several Banks, THE BANK OF NEW YORK, as a Managing Agent and as the Documentation Agent, CITIBANK, N.A., as a Managing Agent and as the Administrative Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Managing Agent, JP MORGAN SECURITIES INC., as the Syndication Agent, BANK OF AMERICA NT&SA, as a Managing Agent, the Banks identified as Agents on the signature pages thereof, as Agents, and the Banks identified as Co-Agents on the signature pages thereof, as Co-Agents.

           AMENDMENT NO. 4 to the $311 MILLION CREDIT AGREEMENT, dated as of July 1, 1994, as amended, (the "Subsidiary Facility") among VIACOM CABLEVISION OF DAYTON INC., WNYT INC., WMZQ INC., WVIT INC., AND VIACOM INTERNATIONAL INC., each a Delaware corporation (collectively "Subsidiary Borrowers"), each of the several Banks, THE BANK OF NEW YORK, as a Managing Agent and as the Documentation Agent, CITIBANK, N.A., as a Managing Agent and as the Administrative Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Managing Agent, JP MORGAN SECURITIES INC., as the Syndication Agent, BANK OF AMERICA NT&SA, as a Managing Agent, the Banks identified as Agents of the signature pages thereof, as Agents, and the Banks identified as Co-Agents on the signature pages thereof, as Co-Agents.

                                   WITNESSETH:

           WHEREAS, the parties who have heretofore entered into the Parent Facility and the Subsidiary Facility now desire to amend certain provisions of such agreements to provide for a change in the Applicable Eurodollar Rate Margin and Commitment Fees payable thereunder,

           NOW THEREFORE, the parties hereto agree as follows:

           SECTION 1.  Amendments.

                (a) The definition of Applicable Eurodollar Rate Margin in
Section 1.1 of the Parent Facility and Section 1.1 of the Subsidiary Facility are hereby amended by deleting the tables appearing therein and replacing them in each case with the following table:


                CREDIT RATING       MARGIN
                -------------       ------

                A-/A3 or better     0.300%
                BBB+/Baa1           0.375%
                BBB/Baa2            0.450%
                BBB-/Baa3           0.500%
                BB+/Ba1             0.750%
                BB/Ba2              0.875%
                BB-/Ba3 or lower    1.250%


                (b) Section 5.4 (a) of the Parent Facility and Section 3.4(a) of the Subsidiary Facility are hereby amended by deleting the tables appearing therein and replacing them in each case with the following table:

                CREDIT RATING       COMMITMENT FEE
                -------------       --------------

                A-/A3 or better     0.1250%
                BBB+/Baa1           0.1500%
                BBB/Baa2            0.1875%
                BBB-/Baa3           0.2000%
                BB+/Ba1             0.3125%
                BB/Ba2              0.3500%
                BB-/Ba3 or lower    0.4000%


           SECTION 2. Effectiveness. This Amendment will be effective upon the execution hereof by each of Viacom, each Subsidiary Borrower, VII and VII Services and each of the Banks.

           SECTION 3. Representations and Warranties. Each of Viacom, the Subsidiary Borrowers and the Guarantor Subsidiary hereby represents and warrants that as of the date hereof, both before and after giving effect to this Amendment no Default or Event of Default shall exist or be continuing under the Parent Facility or the Subsidiary Facility.

           SECTION 4. Miscellaneous. (a) Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in each of the Parent Facility and the Subsidiary Facility.

                (b) Except as amended hereby, all of the terms of each of the Parent Facility and the Subsidiary Facility shall remain and continue in full force and effect and are hereby confirmed in all respects.

                (c) This Amendment shall be a Loan Document for the purposes of the Parent Facility and the Subsidiary Facility.

                (d) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                (e) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

           SECTION 5. Guarantor Subsidiary Confirmation. By signing below, the Guarantor Subsidiary hereby agrees to the terms of the foregoing Amendment and confirms that the VII Guarantee remains in full force and effect.

           SECTION 6. Viacom Inc. Confirmation. By signing below, Viacom Inc., as guarantor under the Parent Guaranty ("Parent Guarantor"), hereby agrees to the terms of the foregoing Amendment and confirms that the Parent Guaranty remains in full force and effect.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                          VIACOM INC., as Borrower and Parent Guarantor


                          By: /s/ Vaughn A. Clarke
                             --------------------------------
                             Name: Vaughn A. Clarke
                             Title: Senior Vice President

                          VIACOM INTERNATIONAL INC., as a Subsidiary Borrower and as a Guarantor Subsidiary


                          By: /s/ Vaughn A. Clarke
                             --------------------------------
                             Name: Vaughn A. Clarke
                             Title: Senior Vice President

                          On behalf of the following Subsidiary Borrowers:

                          VIACOM CABLEVISION OF DAYTON INC.,

                          WNYT INC.,

                          WMZQ INC. and

                          WVIT INC.,


                          By:/s/ Vaughn A. Clarke
                             --------------------------------
                             Name:  Vaughn A. Clarke
                             Title: Senior Vice President

                          VIACOM INTERNATIONAL SERVICES INC.


                          By:/s/ Vaughn A. Clarke
                             --------------------------------
                             Name:  Vaughn A. Clarke
                             Title: Senior Vice President



                          CREDIT SUISSE


                          By:/s/ J. Hamilton Crawford
                             --------------------------------
                           Name: J. Hamilton Crawford
                             Title: Associate

                          SOCIETE GENERALE


                          By:/s/ Elaine I. Khalil
                             --------------------------------
                             Name:  Elaine I. Khalil
                             Title: Vice President



                          THE BANK OF NEW YORK


                          By:/s/ Geoffrey C. Brooks
                             --------------------------------

                            Name: Geoffrey C. Brooks
                             Title: Vice President



                         THE BANK OF TOKYO TRUST COMPANY


                          By:/s/ John P. Judge
                             --------------------------------
                             Name:  John P. Judge
                             Title: Vice President



                          FIRST INTERSTATE BANK OF WASHINGTON


                          By:/s/ Susan Hendrixson
                             --------------------------------
                             Name:  Susan Hendrixson
                             Title: Vice President

                          UNION BANK OF SWITZERLAND


                          By:/s/ Stephen A. Cayer
                             --------------------------------
                             Name:  Stephen A. Cayer
                           Title: Assistant Treasurer



                          By:/s/ Peter B. Yearly
                             --------------------------------
                             Name:  Peter B. Yearly
                             Title: Vice President



                       THE YASUDA TRUST & BANKING CO., LTD


                          By:/s/ Gerald Gill
                             --------------------------------
                             Name:  Gerald Gill
                             Title: Vice President


                          BAYERISCHE VEREINSBANK AG


                          By:/s/ John Carlson
                             --------------------------------
                             Name:  John Carlson
                             Title: Vice President


                          By:/s/
                             --------------------------------
                             Name:
                             Title: Vice President



                          LLOYDS BANK, PLC


                          By:/s/ Paul D. Brianente
                             --------------------------------
                             Name: Paul D. Brianente
                             Title: Vice President


                          By:/s/ Theodore R. Walser
                             --------------------------------
                            Name: Theodore R. Walser
                          Title: Senior Vice President

                          MITSUBISHI BANK, LTD.


                          By:/s/ Paula Mueller
                             --------------------------------
                             Name:  Paula Mueller
                             Title:



                        THE MITSUBISHI TRUST AND BANKING
                            CORPORATION


                          By:/s/ Patricia Loret De Mola
                             --------------------------------
                          Name: Patricia Loret De Mola
                          Title: Senior Vice President



                          NATWEST BANK, N.A.


                          By:/s/ Michael A. Cerullo
                             --------------------------------
                            Name: Michael A. Cerullo
                             Title: Vice President



                         PNC BANK, NATIONAL ASSOCIATION


                          By:/s/ Karen M. Wolters
                             --------------------------------
                             Name:  Karen M. Wolters
                             Title: Vice President



                    THE SUMITOMO TRUST AND BANKING CO., LTD.


                          By:/s/ Suraj P. Bhatia
                             --------------------------------
                             Name: Suraj P. Bhatia
                             Title: Senior VP, Mgr. Corp.
                                  Finance Dept

                          THE SUMITOMO BANK, LTD.


                          By:/s/ S. Higashi
                             --------------------------------
                             Name: S. Higashi
                             Title: Joint General Manager



                          CORESTATES BANK, N.A.


                          By:/s/ Edward L. Kittrell
                             --------------------------------
                             Name: Edward L. Kittrell
                             Title: Vice President



                     BANQUE FRANCAISE DU COMMERCE EXTERIEUR


                          By:/s/ Peter Karl Harris
                             --------------------------------
                             Name: Peter Karl Harris
                             Title: Vice President


                          By:/s/ William C. Maier
                             --------------------------------
                             Name:  William C. Maier
                             Title: VP-Group Manager



                          THE NIPPON CREDIT BANK, LTD.


                          By:/s/ Bernardo E. Correa-Henschke
                             --------------------------------
                             Name: Bernardo E. Correa-Henschke
                             Title: Vice President & Manager



                          THE SAKURA BANK, LTD.


                          By:/s/ Hiroshi Shimazaki
                             --------------------------------
                             Name: Hiroshi Shimazaki
                             Title: Senior Vice President
                                    & Manager

                          DEN DANSKE BANK


                          By:/s/ Mogens Sondergaard
                             --------------------------------
                            Name: Mogens Sondergaard
                             Title: Vice President


                          By:/s/ Bent V. Christensen
                             --------------------------------
                             Name: Bent V. Christensen
                             Title: Vice President



                          THE ROYAL BANK OF CANADA


                          By:/s/ Cynthia K. Wong
                             --------------------------------
                             Name:  Cynthia K. Wong
                             Title: Manager



                          THE SANWA BANK, LTD.


                          By: /s/ Dominic J. Sorresso
                             --------------------------------
                             Name: Dominic J. Sorresso
                             Title: Vice President



                          TOKAI BANK, LTD.


                          By:/s/ Stuart Schulman
                             --------------------------------
                             Name:  Stuart Schulman
                             Title: Senior Vice President



                          CHEMICAL BANK


                          By:/s/ John J. Huber III
                             --------------------------------
                             Name: John J. Huber III
                             Title: Managing Director

                          THE DAI-CHI KANGYO BANK, LTD.


                          By:/s/ Ronald Wolinsky
                             --------------------------------
                             Name:  Ronald Wolinsky
                             Title: Vice President & Group Leader



                          FIRST HAWAIIAN BANK


                          By:/s/ William B. Schink
                             --------------------------------
                             Name: William B. Schink
                             Title: Vice President



                        MORGAN GUARANTY TRUST COMPANY OF
                            NEW YORK


                          By:/s/ R. BLake Witherington
                             --------------------------------
                             Name: R. BLake Witherington
                             Title: Vice President



                          CITIBANK, N.A.


                          By:/s/ Margaret C. Ullrich
                             --------------------------------
                            Name: Margaret C. Ullrich
                             Title: Vice President



                          RIGGS NATIONAL BANK


                          By:/s/ David H. Olson
                             --------------------------------
                             Name:  David H. Olson
                             Title: Vice President

                          FIRST UNION NATIONAL BANK OF
                            NORTH CAROLINA


                          By:/s/ Jim P. Wedman
                             --------------------------------
                             Name:  Jim P. Wedman
                             Title: Senior Vice President



                          MELLON BANK, N.A.


                          By: /s/ G. Luis Ashley
                             --------------------------------
                             Name:  G. Luis Ashley
                             Title: First Vice President



                          COMPAGNIE FINANCIERE DE CIC ET DE L'UNION EUROPENNE


                          By:/s/ Brian O'Leary
                             --------------------------------
                             Name:  Brian O'Leary
                             Title: Vice President


                          By:/s/ Marcus Edward
                             --------------------------------
                             Name:  Marcus Edward
                             Title: Vice President



                          VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST


                          By:/s/ Jeffrey W. Maillet
                             --------------------------------
                             Name: Jeffrey W. Maillet
                             Title: Sr. Vice Pres.
                                      & Portfolio Mgr.

                          CIBC, INC.


                          By:/s/ John Tyler
                             --------------------------------
                             Name:  John Tyler
                             Title: Vice President



                          THE BANK OF NOVA SCOTIA


                          By:/s/ Vincent Fitzgerald, Jr.
                             --------------------------------
                             Name: Vincent Fitzgerald, Jr.
                             Title: Authorized Signatory



                          THE FUJI BANK, LTD.


                          By:/s/ Katsunori Nozawa
                             --------------------------------
                             Name:  Katsunori Nozawa
                             Title: Vice President & Manager



                          THE LONG-TERM CREDIT BANK OF JAPAN, LTD.


                          By:/s/ John A. Krob
                             --------------------------------
                             Name:  John A. Krob
                             Title: Deputy General Manager



                          BANQUE NATIONALE DE PARIS


                          By:/s/ John S. McGill
                             --------------------------------
                             Name:  John S. McGill
                             Title: Vice President



                          By:/s/ Nancy L. Stengel
                             --------------------------------
                             Name:  Nancy L. Stengel
                             Title: Assistant Treasurer

                          BANK OF HAWAII


                          By:/s/ J. Bryan Scearce
                             --------------------------------
                             Name:  J. Bryan Scearce
                             Title: Vice President



                          BANK OF AMERICA


                          By:/s/ Amy S. Trapp
                             --------------------------------
                             Name:  Amy S. Trapp
                             Title: Vice President



                          NATIONSBANK OF TEXAS, N.A.


                          By:/s/ Chad E. Coben
                             --------------------------------
                             Name:  Chad E. Coben
                             Title: Vice President



                          DEUTSCHE BANK


                          By:/s/ Steven M. Godeke
                             --------------------------------
                             Name:  Steven M. Godele
                             Title: Vice President


                          By:/s/ Bina R. Dabbah
                             --------------------------------
                             Name:  Bina R. Dabbah
                             Title: Vice President



                          UNION BANK


                          By:/s/ Gabriel A. Renga
                             --------------------------------
                             Name:  Gabriel A. Renga
                             Title: Senior Vice President

                          THE TORONTO DOMINION BANK


                          By:/s/ Neva Nesbitt
                             --------------------------------
                             Name:  Neva Nesbitt
                             Title: Manager, Credit Administration


                          By:/s/ Cindy D. Hewitt
                             --------------------------------
                             Name:  Cindy D. Hewitt
                             Title: Vice President


                          FLEET NATIONAL BANK OF CONNECTICUT


                          By:/s/ Stephen Charles
                             --------------------------------
                             Name:  Stephen Charles
                             Title: Senior Vice President



                          BARCLAYS BANK PLC


                          By:/s/ James K. Downy
                             --------------------------------
                             Name:  James K. Downy
                             Title: Associate Director



                          BANK BRUSSELS LAMBERT


                          By:/s/ Dominick H. J. Vangaever
                             --------------------------------
                             Name: Dominick H. J. Vangaever
                             Title: Vice President



                          BANK OF MONTREAL


                          By:/s/ Yvonne Bos
                             --------------------------------
                             Name:  Yvonne Bos
                             Title: Managing Director

                          CREDIT LYONNAIS


                          By:/s/ James E. Morris
                             --------------------------------
                             Name:  James E. Morris
                             Title: Vice President